EXHIBIT 99.1

================================================================================
MORGAN STANLEY                         [LOGO]                    APRIL 25, 2005
Securitized Products Group         MORGAN STANLEY
================================================================================

                             Computational Materials

                                  $841,362,000
                                 (Approximately)

                         IXIS Real Estate Capital Trust
                                 Series 2005-HE2
                                     Issuer

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                         IXIS Real Estate Capital Inc. *
                                     Seller

                       Countrywide Home Loans Servicing LP
                                    Servicer

                       Mortgage Pass-Through Certificates

               *Formerly referred to as CDC Mortgage Capital Inc.

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

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MORGAN STANLEY                         [LOGO]                    APRIL 25, 2005
Securitized Products Group         MORGAN STANLEY
================================================================================

                                  $841,362,000
                                 (approximately)
                 IXIS Real Estate Capital Trust, Series 2005-HE2

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                          IXIS Real Estate Capital Inc.
                                     Seller

                       Countrywide Home Loans Servicing LP
                                    Servicer

                             Transaction Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                                                            Modified
                                                  Expected Ratings        Avg Life          Duration
    Offered                                        (S&P/Moody's/         to Call /          To Call /           Payment Window
    Classes    Description      Balance $              Fitch)            Mty (1)(2)       Mty (1)(2)(3)       To Call / Mty(1)(2)
---------------------------------------------------------------------------------------------------------------------------------
      A-1       FLT / SEQ       255,000,000         AAA/Aaa/AAA         0.68 / 0.68        0.68 / 0.68          1 - 17 / 1 - 17
---------------------------------------------------------------------------------------------------------------------------------
      A-2       FLT / SEQ       175,000,000         AAA/Aaa/AAA         2.00 / 2.00        1.94 / 1.94         17 - 33 / 17 - 33
---------------------------------------------------------------------------------------------------------------------------------
      A-3       FLT / SEQ        70,000,000         AAA/Aaa/AAA         3.55 / 3.55        3.34 / 3.34         33 - 55 / 33 - 55
---------------------------------------------------------------------------------------------------------------------------------
      A-4       FLT / SEQ       109,858,000         AAA/Aaa/AAA         6.31 / 7.48        5.67 / 6.52        55 - 86 / 55 - 190
---------------------------------------------------------------------------------------------------------------------------------
     A-MZ       FLT/SRMEZ        95,020,000         -- /Aaa/AAA         2.41 / 2.62        2.24 / 2.40         1 - 86 / 1 - 190
---------------------------------------------------------------------------------------------------------------------------------
      M-1       FLT / MEZ        28,938,000          AA/Aa1/AA+         4.92 / 5.43        4.49 / 4.86        42 - 86 / 42 - 157
---------------------------------------------------------------------------------------------------------------------------------
      M-2       FLT / MEZ        15,980,000          AA/Aa2/AA          4.88 / 5.37        4.45 / 4.81        41 - 86 / 41 - 150
---------------------------------------------------------------------------------------------------------------------------------
      M-3       FLT / MEZ        12,958,000         AA-/Aa3/AA-         4.86 / 5.33        4.43 / 4.77        40 - 86 / 40 - 145
---------------------------------------------------------------------------------------------------------------------------------
      M-4       FLT / MEZ        22,891,000           A+/A1/A+          4.84 / 5.29        4.39 / 4.71        39 - 86 / 39 - 141
---------------------------------------------------------------------------------------------------------------------------------
      M-5       FLT / MEZ        12,957,000            A/A2/A           4.83 / 5.24        4.37 / 4.67        39 - 86 / 39 - 132
---------------------------------------------------------------------------------------------------------------------------------
      M-6       FLT / MEZ        11,230,000           A-/A3/A-          4.81 / 5.18        4.35 / 4.62        38 - 86 / 38 - 125
---------------------------------------------------------------------------------------------------------------------------------
      B-1       FLT / MEZ        13,389,000        BBB+/Baa1/BBB+       4.80 / 5.12        4.28 / 4.50        38 - 86 / 38 - 119
---------------------------------------------------------------------------------------------------------------------------------
      B-2       FLT / MEZ         8,638,000         BBB/Baa2/BBB        4.80 / 5.03        4.26 / 4.43        37 - 86 / 37 - 108
---------------------------------------------------------------------------------------------------------------------------------
      B-3       FLT / MEZ         9,503,000        BBB-/Baa3/BBB-       4.78 / 4.90        4.19 / 4.27        37 - 86 / 37 - 100
---------------------------------------------------------------------------------------------------------------------------------
      B-4       FLT / MEZ         8,638,000         BB+/Ba1/BB+                           ***Not Offered***
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------

                  Initial                                    Final
    Offered    Subordination                                 Legal
    Classes        Level              Benchmark             Maturity
--------------------------------------------------------------------
      A-1         18.40%              1 M LIBOR             09/2035
--------------------------------------------------------------------
      A-2         18.40%              1 M LIBOR             09/2035
--------------------------------------------------------------------
      A-3         18.40%              1 M LIBOR             09/2035
--------------------------------------------------------------------
      A-4         18.40%              1 M LIBOR             09/2035
--------------------------------------------------------------------
     A-MZ         18.40%              1 M LIBOR             09/2035
--------------------------------------------------------------------
      M-1         15.05%              1 M LIBOR             09/2035
--------------------------------------------------------------------
      M-2         13.20%              1 M LIBOR             09/2035
--------------------------------------------------------------------
      M-3         11.70%              1 M LIBOR             09/2035
--------------------------------------------------------------------
      M-4          9.05%              1 M LIBOR             09/2035
--------------------------------------------------------------------
      M-5          7.55%              1 M LIBOR             09/2035
--------------------------------------------------------------------
      M-6          6.25%              1 M LIBOR             09/2035
--------------------------------------------------------------------
      B-1          4.70%              1 M LIBOR             09/2035
--------------------------------------------------------------------
      B-2          3.70%              1 M LIBOR             09/2035
--------------------------------------------------------------------
      B-3          2.60%              1 M LIBOR             09/2035
--------------------------------------------------------------------
      B-4          1.60%                     ***Not Offered***
--------------------------------------------------------------------

Notes:    (1)    Certificates are priced to the 10% optional clean-up call.
          (2)    Based on the pricing prepayment speed. See details below.
          (3)    Assume pricing at par.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

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MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

Issuer:                        IXIS Real Estate Capital Trust 2005-HE2

Depositor:                     Morgan Stanley ABS Capital I Inc.

Seller: IXIS Real Estate Capital Inc. (formerly referred to as CDC Mortgage Capital Inc.)

Servicer:                      Countrywide Home Loans Servicing LP

Trustee:                       JPMorgan Chase Bank, NA

Managers:                      Morgan Stanley (lead manager); Banc of America
                               Securities LLC, Countrywide Securities
                               Corporation, IXIS Securities (co-managers)

Rating Agencies:               Fitch Inc., Moody's Investors Service Inc. and
                               Standard & Poor's Ratings Services

Class A Certificates:          Class A-1, A-2, A-3, A-4 and A-MZ Certificates

Class A Sequential             Class A-1, A-2, A-3 and A-4 Certificates
Certificates:

Class M Certificates:          Class M-1, M-2, M-3, M-4, M-5 and M-6
                               Certificates

Class B Certificates:          Class B-1, B-2, B-3 and B-4 Certificates

Offered Certificates:          Class A, M, B-1, B-2 and B-3 Certificates

Expected Pricing Date:         On or about April 25, 2005

Expected Closing Date:         May 26, 2005 through DTC, Euroclear and
                               Clearstream, Luxembourg. The Offered Certificates and the Class B-4 Certificates will be settled without accrued interest.

Distribution Dates:            The 25th of each month, or if such day is not a
                               business day, on the next business day,
                               beginning June 25, 2005.

Cut-Off Date:                  May 1, 2005, for any Mortgage Loan in the
                               mortgage pool transferred to the Trust on the Closing Date. For any Mortgage Loan subsequently transferred to the Trust during the Pre-Funding
                               Period (as described below), the first day of the month in which such loan was transferred to the Trust.

Due Period for                 For any Distribution Date, the period commencing
Mortgage Loans:                on the second day of the calendar month
                               preceding the calendar month in which such Distribution Date occurs and ending on the first day of the calendar month in which such Distribution Date occurs.

Prepayment Period:             With respect to any Distribution Date, the
                               period commencing on the 16th day of the month prior to the month in which the related
                               Distribution Date occurs (or, on the Cut-off
                               Date, in connection with the first Prepayment
                               Period) and ending on the 15th day of the month in which such Distribution Date occurs.

Interest Accrual               The interest accrual period for the Offered
Period for the                 Certificates and the B-4 Certificates with
Offered Certificates           respect to any Distribution Date will be the
and the Class B-4              period beginning with the immediately preceding
Certificates:                  Distribution Date (or, in the case of the first
                               Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date
                               (on an actual/360 day count basis).

Mortgage Loans:                The Trust will consist of approximately
                               $863,821,138 of fixed and adjustable rate, sub-prime, first-lien, and second-lien residential mortgage loans. The information on the Mortgage Loans described herein is based on the Cut-Off Date pool of approximately
                               $665,253,358. On the Closing Date, it is expected that the trust will consist of approximately $706,831,694 of mortgage loans, and it is expected that up to approximately
                               $156,989,444 million of Mortgage Loans may be purchased by the trust for a period of up to 3 months after the closing date (the "Pre-Funding
                               Period").

Prefunding:                    On the Closing Date, approximately $156,989,444
                               from the sale of the Offered Certificates and the Class B-4 Certificates (the "Pre-Funded
                               Amount") will be deposited with the Trustee into an account (the "Pre-Funding Account") and be used by the Trust to purchase additional
                               Mortgage Loans during the Pre-Funding Period for the Mortgage Loan Pool.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

Pricing Prepayment   o  Fixed Rate Mortgage Loans: CPR starting at
Speed:               approximately 4% CPR in month 1 and increasing to 23% CPR
                     in month 16 (19%/15 CPR increase for each month), and remaining at 23% CPR thereafter.

                     o  Adjustable Rate Mortgage Loans: CPR of 28%.

Credit Enhancement:  The Offered Certificates and Class B-4 Certificates are
                     credit enhanced by:

                     1) Net monthly excess cashflow from the Mortgage Loans;

                     2) 1.60% overcollateralization (funded upfront) based on
                        the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount. After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.20% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount; and

                     3) Subordination of distributions on the more subordinate
                        classes of certificates to the required distributions on the more senior classes of certificates.

Senior Enhancement   For any Distribution Date, the percentage obtained by
Percentage:          dividing (x) the aggregate Certificate Principal Balance
                     of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                     Period.

Step-down Date:      The later to occur of:

                     (x) The earlier of:

                          (a)   The Distribution Date occurring in June 2008;
                                and

                          (b) The Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and

                     (y) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account scheduled and unscheduled payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to any applications of Principal Distribution to the Offered Certificates and the Class B-4 Certificates on the applicable Distribution Date) is greater than or equal to approximately 36.80%.

Trigger Event:       A Delinquency Trigger Event is in effect on any
                     Distribution Date if the quotient (expressed as a percentage) of (x) the three month rolling daily average of 60+ day Delinquent Loans as of the last day of the Due
                     Period, over (y) the aggregate principal balance of the Mortgage Loans equals or exceeds [41.00]% of the prior period's Senior Enhancement Percentage.

                     A Loss Trigger Event is in effect if the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount exceeds the applicable percentages described below with respect to such Distribution Date:

                     Months 25 - 36      [1.35] for the first month, plus an
                                         additional 1/12th of [1.65] for each
                                         Month thereafter (e.g., [2.175] in
                                         Month 31)

                     Months 37 - 48      [3.00] for the first month, plus an
                                         additional 1/12th of [1.50] for each
                                         Month thereafter (e.g., [3.750] in
                                         Month 43)

                     Months 49 - 60      [4.50] for the first month, plus an
                                         additional 1/12th of [1.50] for each
                                         month thereafter (e.g., [5.250] in
                                         Month 55)

                     Months 61 - 72      [6.00] for the first month, plus an
                                         additional 1/12th of [0.50] for each
                                         month thereafter (e.g., [6.250] in
                                         Month 67)

                     Months 73 -         [6.50]
                     thereafter

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

Sequential Trigger                 A Sequential Trigger Event is in effect on
Event:                             any Distribution Date if, before the 37th
                                   Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-Off date through the last day of the related
                                   Prepayment Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-Off date exceeds 2.50%, or if, on or after the 37th Distribution Date, a Trigger
                                   Event is in effect.

Initial Subordination              Class A:             18.40%
Percentage (includes               Class M-1:           15.05%
prefunded amounts):                Class M-2:           13.20%
                                   Class M-3:           11.70%
                                   Class M-4:           9.05%
                                   Class M-5:           7.55%
                                   Class M-6:           6.25%
                                   Class B-1:           4.70%
                                   Class B-2:           3.70%
                                   Class B-3:           2.60%
                                   Class B-4:           1.60%

Optional Clean-up                  If the Class X certificates are 100% owned,
Call:                              directly or indirectly, by IXIS Real Estate
                                   Capital Inc. or any of its affiliates, the servicer may exercise a clean-up call when the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount.

                                   If the Class X certificates are not 100% owned, directly or indirectly, by IXIS Real Estate Capital Inc. or any of its affiliates, then the majority owner of the Class X certificates may exercise a clean-up call when the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount, provided, however, that IXIS Real Estate Capital Inc. or any of its affiliates, may only participate in the exercise of the clean-up call by the majority owners of the Class X certificates if IXIS Real Estate Capital Inc. or any of its affiliates, is not the majority owner of the Class X Certificates, either directly or indirectly.

Step-up Coupons:                   For the Offered Certificates and the Class
                                   B-4 Certificates, the coupon will increase after the Optional Clean-up Call Date, should the call not be exercised. The applicable coupon for the Class A
                                   Certificates will increase by 2 times its initial margin and the coupons for the Class M and Class B Certificates will each increase by 1.5 times their respective initial margins.

Class A-1 Pass-                    The Class A-1 Certificates will accrue
Through Rate:                      interest at a variable rate equal to the
                                   lesser of (i) one-month LIBOR plus [ ] bps
                                   ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class A-2 Pass-                    The Class A-2 Certificates will accrue
Through Rate:                      interest at a variable rate equal to the
                                   lesser of (i) one-month LIBOR plus [ ] bps
                                   ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class A-3 Pass-                    The Class A-3 Certificates will accrue
Through Rate:                      interest at a variable rate equal to the
                                   lesser of (i) one-month LIBOR plus [ ] bps
                                   ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class A-4 Pass-                    The Class A-4 Certificates will accrue
Through Rate:                      interest at a variable rate equal to the
                                   lesser of (i) one-month LIBOR plus [ ] bps
                                   ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class A-MZ Pass-                   The Class A-MZ Certificates will accrue
Through Rate:                      interest at a variable rate equal to the
                                   lesser of (i) one-month LIBOR plus [ ] bps
                                   ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

Class M-1 Pass-Through   The Class M-1 Certificates will accrue interest at a
Rate:                    variable rate equal to the lesser of (i) one-month
                         LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-2 Pass-Through   The Class M-2 Certificates will accrue interest at a
Rate:                    variable rate equal to the lesser of (i) one-month
                         LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-3 Pass-Through   The Class M-3 Certificates will accrue interest at a
Rate:                    variable rate equal to the lesser of (i) one-month
                         LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-4 Pass-Through   The Class M-4 Certificates will accrue interest at a
Rate:                    variable rate equal to the lesser of (i) one-month
                         LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-5 Pass-Through   The Class M-5 Certificates will accrue interest at a
Rate:                    variable rate equal to the lesser of (i) one-month
                         LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-6 Pass-Through   The Class M-6 Certificates will accrue interest at a
Rate:                    variable rate equal to the lesser of (i) one-month
                         LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class B-1 Pass-Through   The Class B-1 Certificates will accrue interest at a
Rate:                    variable rate equal to the lesser of (i) one-month
                         LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class B-2 Pass-Through   The Class B-2 Certificates will accrue interest at a
Rate:                    variable rate equal to the lesser of (i) one-month
                         LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class B-3 Pass-Through   The Class B-3 Certificates will accrue interest at a
Rate:                    variable rate equal to the lesser of (i) one-month
                         LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class B-4 Pass-Through   The Class B-4 Certificates will accrue interest at a
Rate:                    variable rate equal to the lesser of (i) one-month
                         LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Net WAC Cap:             As to any Distribution Date, a per annum rate (on an
                         actual/360 basis) equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the servicing and trustee fees.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
Interest              On each Distribution Date and after payment of fees and
Distributions on      reimbursements to the Servicer and the Trustee, interest
Offered               distributions from the Interest Remittance Amount will
Certificates          be allocated as follows:
and the
Class B-4             (i) payable from the remaining Interest Remittance Amount,
Certificates:         on a pro rata basis, to the Class A Certificates;

                      (ii) payable from the remaining Interest Remittance Amount, to the Class M-1 Certificates, its Accrued Certificate Interest;

                      (iii) payable from the remaining Interest Remittance Amount, to the Class M-2 Certificates, its Accrued Certificate Interest;

                      (iv) payable from the remaining Interest Remittance Amount, to the Class M-3 Certificates, its Accrued Certificate Interest;

                      (v) payable from the remaining Interest Remittance Amount, to the Class M-4 Certificates, its Accrued Certificate Interest;

                      (vi) payable from the remaining Interest Remittance Amount, to the Class M-5 Certificates, its Accrued Certificate Interest;

                      (vii) payable from the remaining Interest Remittance Amount, to the Class M-6 Certificates, its Accrued Certificate Interest;

                      (viii) payable from the remaining Interest Remittance Amount, to the Class B-1 Certificates, its Accrued Certificate Interest;

                      (ix) payable from the remaining Interest Remittance Amount, to the Class B-2 Certificates, its Accrued Certificate Interest;

                      (x) payable from the remaining Interest Remittance Amount, to the Class B-3 Certificates, its Accrued Certificate Interest; and

                      (xi) payable from the remaining Interest Remittance Amount, to the Class B-4 Certificates, its Accrued Certificate Interest.

Principal             On each Distribution Date (a) prior to the Stepdown Date
Distributions on      or (b) on which a Trigger Event is in effect, principal
Offered Certificates  distributions from the Principal Distribution Amount
and Class B-4         will be allocated as follows:
Certificates:
                      (i)        to the Class A Certificates, allocated between
                                 the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                      (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      (v) to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      (vi) to the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      (vii) to the Class M-6 Certificates, until the Certificate Principal Balance thereof has been educed to zero;

                      (viii) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been educed to zero;

                      (ix) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been educed to zero;

                      (x) to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been educed to zero; and

                      (xi) to the Class B-4 Certificates, until the Certificate Principal Balance thereof has been educed to zero.

                      On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

                    (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                    (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                    (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                    (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                    (v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                    (vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                    (vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                    (viii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                    (ix) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                    (x) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                    (xi) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

Class A Principal   Any principal distributions allocated to the Class A
Allocation:         Certificates are required to be distributed pro rata
                    between the Class A Sequential Certificates and the Class
                    A-MZ Certificates, with the exception that if a Sequential
                    Trigger Event is in effect, principal distributions will be distributed first, to the Class A Sequential Certificates until their Class Certificate balance has been reduced to zero, and then, to the Class A-MZ Certificates until their Class Certificate balance has been reduced to zero.

                    Any principal distributions allocated to the Class A Sequential Certificates are required to be distributed first to the Class A-1 Certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2 Certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-3 Certificates, until their Class Certificate Balance has been reduced to zero and then to the Class A-4 Certificates, until their Class Certificate Balance has been reduced to zero.

                    Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Class A Certificates will be distributed first, on a pro rata basis, to the Class A Sequential Certificates, and, second, to the Class A-MZ Certificates.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

Class A Certificates    Beginning on the first Distribution Date, and for a
Interest Rate           period of 27 months thereafter, an Interest Rate Cap
Cap:                    will be pledged to the Trust for the benefit of the
                        Class A Certificates (see attached schedule).

                        For its duration, the Class A Certificates Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an actual/360 day count basis) and (ii) the Class A Certificates Interest Rate Cap Notional Balance ("the Class A Certificates Interest Rate Cap Payment") as described on the schedule herein.

Class A Certificates    The Class A Certificates Interest Rate Cap Payment
Interest Rate Cap       shall be available to pay any Basis Risk Carry Forward
Payment                 Amount due to the Class A Certificates on a pro rata
Allocation:             basis.

Class M Certificates    Beginning on the first Distribution Date, and for a
Interest Rate Cap:      period of 27 months thereafter, an Interest Rate Cap
                        will be pledged to the Trust for the benefit of the Class M Certificates (see attached schedule).

                        For its duration, the Class M Certificates Interest Rate Cap pays the Trust the product of (i) the excess if any of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an actual/360 day count basis) and (ii) the Class M Certificates Interest Rate Cap Notional Balance ("the Class M Certificates Interest Rate Cap Payment") as described on the schedule herein.

Class M Certificates    The Class M Certificates Interest Rate Cap Payment
Interest Rate Cap       shall be available to pay any Basis Risk Carry Forward
Payment                 Amount due to the Class M Certificates on a pro rata
Allocation:             basis.

Class B Certificates    Beginning on the first Distribution Date, and for a
Interest                period of 27 months thereafter, an Interest Rate Cap
Rate Cap:               will be pledged to the Trust for the benefit of the
                        Class B Certificates (see attached schedule).

                        For its duration, the Class B Certificates Interest Rate Cap pays the Trust the product of (i) the excess if any of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an actual/360 day count basis) and (ii) the Class B Certificates Interest Rate Cap Notional Balance ("the Class B Certificates Interest Rate Cap Payment") as described on the schedule herein.

Class B Certificates    The Class B Certificates Interest Rate Cap Payment
Interest                shall be available to pay any Basis Risk Carry Forward
Rate Cap Payment        Amount due to the Class B Certificates on a pro rata
Allocation:             basis.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

Allocation of     For any Distribution Date, any Net Monthly Excess Cashflow
Net Monthly       shall be paid as follows:
Excess
Cashflow:         (i)          to the Class M-1 Certificates, their Unpaid
                               Interest Shortfall;

                  (ii) to the Class M-1 Certificates, their realized loss amount reimbursement;

                  (iii) to the Class M-2 Certificates, their Unpaid Interest Shortfall;

                  (iv) to the Class M-2 Certificates, their realized loss amount reimbursement;

                  (v) to the Class M-3 Certificates, their Unpaid Interest Shortfall;

                  (vi) to the Class M-3 Certificates, their realized loss amount reimbursement

                  (vii) to the Class M-4 Certificates, their Unpaid Interest Shortfall;

                  (viii) to the Class M-4 Certificates, their realized loss amount reimbursement

                  (ix) to the Class M-5 Certificates, their Unpaid Interest Shortfall;

                  (x) to the Class M-5 Certificates, their realized loss amount reimbursement

                  (xi) to the Class M-6 Certificates, their Unpaid Interest Shortfall;

                  (xii) to the Class M-6 Certificates, their realized loss amount reimbursement

                  (xiii) to the Class B-1 Certificates, their Unpaid Interest Shortfall;

                  (xiv) to the Class B-1 Certificates, their realized loss amount reimbursement;

                  (xv) to the Class B-2 Certificates, their Unpaid Interest Shortfall;

                  (xvi) to the Class B-2 Certificates, their realized loss amount reimbursement;

                  (xvii) to the Class B-3 Certificates, their Unpaid Interest Shortfall;

                  (xviii) to the Class B-3 Certificates, their realized loss amount reimbursement;

                  (xix) to the Class B-4 Certificates, their Unpaid Interest Shortfall;

                  (xx) to the Class B-4 Certificates, their realized loss amount reimbursement;

                  (xxi) (A) from any available Class A Certificates Interest Rate Cap Payments to the Class A Certificates up to their respective unpaid Basis Risk Carry Forward Amount, (B) from any available Class M Certificates Interest Rate Cap Payments to the Class M Certificates up to their respective unpaid Basis Risk Carry Forward Amounts, and (C) from any available Class B Certificates Interest Rate Cap Payments to the Class B Certificates up to their respective unpaid Basis Risk Carry Forward Amounts;

                  (xxii) pro rata, to the Class A Certificates, any Basis Risk Carry Forward Amount for such classes remaining unpaid; and

                  (xxiii) sequentially, to the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3 and B-4 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes remaining unpaid.

Class A, M,       As to any Distribution Date, the supplemental interest
and B Basis       amount for the Class A, M-1, M-2, M-3, M- 4, M-5, M-6, B-1,
Risk Carry        B-2, B-3 and B-4 Certificates equals the sum of:
Forward Amount:
                  (i)          the excess, if any, of interest that would
                               otherwise be due on such Certificates at the respective Pass-Through Rate (without regard to the Net WAC Cap) over interest due such Certificates at a rate equal to the Net WAC Cap;

                  (ii) any respective Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                  (iii) interest on the amount in clause (ii) at the respective Pass-Through Rate (without regard to the Net WAC Cap).

Pre-Funding       Any funds in the Pre-Funding Accounts not used to purchase
Account Payment:  additional Mortgage Loans during the Pre-Funding Period will be paid to the Class A Sequential and Class A-MZ
                  Certificates on a pro rata basis.

Interest          For any Distribution Date, the portion of available funds
Remittance        for such Distribution Date attributable to interest received
Amount:           or advanced on the Mortgage Loans.

Accrued           For any Distribution Date and each class of Offered
Certificate       Certificates and Class B-4 Certificates, equals the amount
Interest:         of interest accrued during the related interest accrual
                  period at the related Pass-Through Rate, reduced by that class share of prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil
                  Relief Act or similar state or local law.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

Principal Distribution       On any Distribution Date, the sum of (i) the
Amount:                      Basic Principal Distribution Amount and (ii) the
                             Extra Principal Distribution Amount.

Basic Principal Distribution On any Distribution Date, the excess of (i) the
Amount: aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance         On any Distribution Date, the sum of (i) all
Amount:                      scheduled payments of principal collected or
                             advanced on the Mortgage Loans during the prior Due
                             Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution
                             Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage Loans with respect to such Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan with respect to such Distribution
                             Date, and (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

Net Monthly                  For any Distribution Date is the amount of funds
Excess Cashflow:             available for distribution on such Distribution
                             Date remaining after making all payments of interest and principal to the Certificates.

Extra Principal Distribution For any Distribution Date, the lesser of (i) the
Amount: excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less fees and reimbursements owed to the Servicer and the Trustee), over (y) the sum of interest distribution on the Certificates on such Distribution Date and (ii) the amount by which the overcollateralization is deficient for such Distribution Date.

Excess                       For any Distribution Date, means the excess, if
Subordinated Amount:         any of (i) the overcollateralization over (ii)
                             the required overcollateralization for such
                             Distribution Date.

Class A                      For any Distribution Date, an amount equal to the
Principal Distribution       excess of (x) the Certificate Principal Balance
Amount:                      of the Class A Certificates immediately prior to
                             such Distribution Date over (y) the lesser of (A) the product of (i) approximately 63.20% and (ii) the aggregate principal balance of the Mortgage
                             Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $ 4,319,106.

Class M-1                    For any Distribution Date, an amount equal to the
Principal Distribution       excess of (x) the sum of (i) the Certificate
Amount:                      Principal Balance of the Class A Certificates
                             (after taking into account the payment of the Class
                             A Principal Distribution Amount on such
                             Distribution Date) and (ii) the Certificate
                             Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over
                             (y) the lesser of (A) the product of (i) approximately 69.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $4,319,106.

Class M-2                    For any Distribution Date, an amount equal to the
Principal Distribution       excess of (x) the sum of (i) the Certificate
Amount:                      Principal Balance of the Class A Certificates
                             (after taking into account the payment of the Class
                             A Principal Distribution Amount on such
                             Distribution Date), (ii) the Certificate Principal
                             Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                             Distribution Amount on such Distribution Date) and
                             (iii) the Certificate Principal Balance of the
                             Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 73.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                             (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $
                             4,319,106.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

Class M-3 Principal For any Distribution Date, an amount equal to the excess Distribution Amount: of (x) the sum of (i) the Certificate Principal Balance
                     of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 76.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $4,319,106.

Class M-4 Principal For any Distribution Date, an amount equal to the excess Distribution Amount: of (x) the sum of (i) the Certificate Principal Balance
                     of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 81.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $4,319,106.

Class M-5 Principal For any Distribution Date, an amount equal to the excess Distribution Amount: of (x) the sum of (i) the Certificate Principal Balance
                     of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date),
                     (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $4,319,106.

Class M-6 Principal For any Distribution Date, an amount equal to the excess Distribution Amount: of (x) the sum of (i) the Certificate Principal Balance
                     of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date),
                     (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.50% and (ii)

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

                      the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $4,319,106.

Class B-1 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the Certificate
                      Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                      Distribution Amount on such Distribution Date), (ii) the
                      Certificate Principal Balance of the Class M-1
                      Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                      Distribution Date), (iii) the Certificate Principal
                      Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                      Distribution Amount on such Distribution Date), (iv) the
                      Certificate Principal Balance of the Class M-3
                      Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                      Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal
                      Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal
                      Distribution Amount on such Distribution Date), (vii) the
                      Certificate Principal Balance of the Class M-6
                      Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such
                      Distribution Date) and (viii) the Certificate Principal
                      Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $4,319,106.

Class B-2 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the Certificate
                      Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                      Distribution Amount on such Distribution Date), (ii) the
                      Certificate Principal Balance of the Class M-1
                      Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                      Distribution Date), (iii) the Certificate Principal
                      Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                      Distribution Amount on such Distribution Date), (iv) the
                      Certificate Principal Balance of the Class M-3
                      Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                      Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal
                      Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal
                      Distribution Amount on such Distribution Date), (vii) the
                      Certificate Principal Balance of the Class M-6
                      Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such
                      Distribution Date), (viii) the Certificate Principal
                      Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                      Distribution Amount on such Distribution Date) and (ix) the Certificate Principal Balance of the Class B-2
                      Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                      $4,319,106.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

-------------------------------------------------------------------------------
Class B-3 Principal       For any Distribution Date, an amount equal to the
Distribution Amount:      excess of (x) the sum of (i) the Certificate
                          Principal Balance of the Class A Certificates (after taking into account the payment of the Class A
                          Principal Distribution Amount on such Distribution
                          Date), (ii) the Certificate Principal Balance of the
                          Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate
                          Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2
                          Principal Distribution Amount on such Distribution
                          Date), (iv) the Certificate Principal Balance of the
                          Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate
                          Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4
                          Principal Distribution Amount on such Distribution
                          Date), (vi) the Certificate Principal Balance of the
                          Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate
                          Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6
                          Principal Distribution Amount on such Distribution
                          Date), (viii) the Certificate Principal Balance of the
                          Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (ix) the Certificate
                          Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2
                          Principal Distribution Amount on such Distribution
                          Date) and (x) the Certificate Principal Balance of the
                          Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related
                          Due Period minus approximately $4,319,106.

Class B-4 Principal       For any Distribution Date, an amount equal to the
Distribution Amount:      excess of (x) the sum of (i) the Certificate
                          Principal Balance of the Class A Certificates (after taking into account the payment of the Class A
                          Principal Distribution Amount on such Distribution
                          Date), (ii) the Certificate Principal Balance of the
                          Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate
                          Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2
                          Principal Distribution Amount on such Distribution
                          Date), (iv) the Certificate Principal Balance of the
                          Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate
                          Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4
                          Principal Distribution Amount on such Distribution
                          Date), (vi) the Certificate Principal Balance of the
                          Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate
                          Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6
                          Principal Distribution Amount on such Distribution
                          Date), (viii) the Certificate Principal Balance of the
                          Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (ix) the Certificate
                          Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2
                          Principal Distribution Amount on such Distribution
                          Date), (x) the Certificate Principal Balance of the
                          Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date) and (xi) the Certificate
                          Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                          96.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                          Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                          4,319,106.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

Original Loan Sellers:  Accredited Home Lenders, Inc.
                        Allstate Home Loans, Inc.
                        BNC Mortgage, Inc.
                        Chapel Mortgage Corporation
                        Encore Credit Corp.
                        First Bank Mortgage
                        First Horizon Home Loan Corp.
                        Fremont Investment & Loan, Inc.
                        Homeowners Loan Corp.
                        Home Loan Corp.
                        Impac Funding Corporation (and its affiliate, Novelle
                          Financial Services, Inc.)
                        Lenders Direct Capital Corporation
                        Lime Financial Services, Ltd.
                        Master Financial, Inc.
                        NC Capital Corporation
                        People's Choice Home Loan, Inc.
                        Platinum Capital Group
                        ResMAE Mortgage Corporation

Trust Tax Status:       REMIC.

ERISA Eligibility:      Subject to the considerations in the Prospectus, the
                        Offered Certificates are ERISA eligible.

SMMEA Eligibility:      It is anticipated that none of the Offered Certificates
                        will be SMMEA eligible.

Prospectus:             The Offered Certificates are being offered pursuant to
                        a prospectus supplemented by a prospectus supplement
                        (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                        Certificates may not be consummated unless the purchaser has received the Prospectus.

                        PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

                              Sensitivity Analysis

---------------------------------------------------------------------------------------------------------------------------------
                                                           To 10% Call
      ---------------------------------------------------------------------------------------------------------------------------
      % of PPC                      50               60            75           100           125            150           175
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    1.35             1.14          0.91          0.68          0.54           0.45         0.38
 A-1  First Payment Date         6/25/2005       6/25/2005      6/25/2005    6/25/2005     6/25/2005      6/25/2005     6/25/2005
      Expected Final Maturity    3/25/2008       9/25/2007      3/25/2007    10/25/2006    6/25/2006      4/25/2006     2/25/2006
      Window                      1 - 34           1 - 28        1 - 22        1 - 17        1 - 13         1 - 11        1 - 9
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    4.22             3.51          2.79          2.00          1.56           1.27         1.05
 A-2  First Payment Date         3/25/2008       9/25/2007      3/25/2007    10/25/2006    6/25/2006      4/25/2006     2/25/2006
      Expected Final Maturity    9/25/2011       8/25/2010      7/25/2009    2/25/2008     6/25/2007      2/25/2007    10/25/2006
      Window                      34 - 76         28 - 63        22 - 50      17 - 33       13 - 25        11 - 21       9 - 17
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    7.72             6.45          5.12          3.55          2.40           1.93         1.59
 A-3  First Payment Date         9/25/2011       8/25/2010      7/25/2009    2/25/2008     6/25/2007      2/25/2007    10/25/2006
      Expected Final Maturity    9/25/2014       3/25/2013      8/25/2011    12/25/2009    1/25/2008      7/25/2007     3/25/2007
      Window                     76 - 112         63 - 94        50 - 75      33 - 55       25 - 32        21 - 26       17 - 22
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    12.74           10.72          8.56          6.31          4.55           2.88         2.20
 A-4  First Payment Date         9/25/2014       3/25/2013      8/25/2011    12/25/2009    1/25/2008      7/25/2007     3/25/2007
      Expected Final Maturity    9/25/2019       6/25/2017      1/25/2015    7/25/2012     11/25/2010     10/25/2009    1/25/2008
      Window                     112 - 172        94 - 145      75 - 116      55 - 86       32 - 66        26 - 53       22 - 32
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    4.96             4.15          3.31          2.41          1.77           1.29         1.04
A-MZ  First Payment Date         6/25/2005       6/25/2005      6/25/2005    6/25/2005     6/25/2005      6/25/2005     6/25/2005
      Expected Final Maturity    9/25/2019       6/25/2017      1/25/2015    7/25/2012     11/25/2010     10/25/2009    1/25/2008
      Window                      1 - 172         1 - 145        1 - 116       1 - 86        1 - 66         1 - 53       1 - 32
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    9.51             7.97          6.35          4.92          4.52           4.41         3.60
 M-1  First Payment Date        12/25/2009       3/25/2009      6/25/2008    11/25/2008    4/25/2009      10/25/2009    1/25/2008
      Expected Final Maturity    9/25/2019       6/25/2017      1/25/2015    7/25/2012     11/25/2010     10/25/2009    1/25/2009
      Window                     55 - 172         46 - 145      37 - 116      42 - 86       47 - 66        53 - 53       32 - 44
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    9.51             7.97          6.35          4.88          4.33           4.41         3.66
 M-2  First Payment Date        12/25/2009       3/25/2009      6/25/2008    10/25/2008    2/25/2009      9/25/2009     1/25/2009
      Expected Final Maturity    9/25/2019       6/25/2017      1/25/2015    7/25/2012     11/25/2010     10/25/2009    1/25/2009
      Window                     55 - 172         46 - 145      37 - 116      41 - 86       45 - 66        52 - 53       44 - 44
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    9.51             7.97          6.35          4.86          4.25           4.25         3.66
 M-3  First Payment Date        12/25/2009       3/25/2009      6/25/2008    9/25/2008     1/25/2009      6/25/2009     1/25/2009
      Expected Final Maturity    9/25/2019       6/25/2017      1/25/2015    7/25/2012     11/25/2010     10/25/2009    1/25/2009
      Window                     55 - 172         46 - 145      37 - 116      40 - 86       44 - 66        49 - 53       44 - 44
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    9.51             7.97          6.35          4.84          4.16           4.02         3.62
 M-4  First Payment Date        12/25/2009       3/25/2009      6/25/2008    8/25/2008     11/25/2008     2/25/2009    11/25/2008
      Expected Final Maturity    9/25/2019       6/25/2017      1/25/2015    7/25/2012     11/25/2010     10/25/2009    1/25/2009
      Window                     55 - 172         46 - 145      37 - 116      39 - 86       42 - 66        45 - 53       42 - 44
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    9.51             7.97          6.35          4.83          4.09           3.84         3.43
 M-5  First Payment Date        12/25/2009       3/25/2009      6/25/2008    8/25/2008     10/25/2008     12/25/2008    8/25/2008
      Expected Final Maturity    9/25/2019       6/25/2017      1/25/2015    7/25/2012     11/25/2010     10/25/2009    1/25/2009
      Window                     55 - 172         46 - 145      37 - 116      39 - 86       41 - 66        43 - 53       39 - 44
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    9.51             7.97          6.35          4.81          4.05           3.75         3.31
 M-6  First Payment Date        12/25/2009       3/25/2009      6/25/2008    7/25/2008     9/25/2008      11/25/2008    7/25/2008
      Expected Final Maturity    9/25/2019       6/25/2017      1/25/2015    7/25/2012     11/25/2010     10/25/2009    1/25/2009
      Window                     55 - 172         46 - 145      37 - 116      38 - 86       40 - 66        42 - 53       38 - 44
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    9.51             7.97          6.35          4.80          4.02           3.66         3.22
 B-1  First Payment Date        12/25/2009       3/25/2009      6/25/2008    7/25/2008     8/25/2008      9/25/2008     5/25/2008
      Expected Final Maturity    9/25/2019       6/25/2017      1/25/2015    7/25/2012     11/25/2010     10/25/2009    1/25/2009
      Window                     55 - 172         46 - 145      37 - 116      38 - 86       39 - 66        40 - 53       36 - 44
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    9.51             7.97          6.35          4.80          3.99           3.60         3.15
 B-2  First Payment Date        12/25/2009       3/25/2009      6/25/2008    6/25/2008     7/25/2008      8/25/2008     4/25/2008
      Expected Final Maturity    9/25/2019       6/25/2017      1/25/2015    7/25/2012     11/25/2010     10/25/2009    1/25/2009
      Window                     55 - 172         46 - 145      37 - 116      37 - 86       38 - 66        39 - 53       35 - 44
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    9.51             7.97          6.35          4.78          3.97           3.56         3.09
 B-3  First Payment Date        12/25/2009       3/25/2009      6/25/2008    6/25/2008     7/25/2008      7/25/2008     3/25/2008
      Expected Final Maturity    9/25/2019       6/25/2017      1/25/2015    7/25/2012     11/25/2010     10/25/2009    1/25/2009
      Window                     55 - 172         46 - 145      37 - 116      37 - 86       38 - 66        38 - 53       34 - 44
---------------------------------------------------------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

                           Sensitivity Analysis (cont)

---------------------------------------------------------------------------------------------------------------------------------
                                              To Maturity
      ---------------------------------------------------------------------------------------------------------------------------
      % of PPC                      50               60            75           100           125            150           175
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    1.35             1.14          0.91          0.68          0.54           0.45         0.38
 A-1  First Payment Date         6/25/2005       6/25/2005      6/25/2005    6/25/2005     6/25/2005      6/25/2005     6/25/2005
      Expected Final Maturity    3/25/2008       9/25/2007      3/25/2007    10/25/2006    6/25/2006      4/25/2006     2/25/2006
      Window                      1 - 34           1 - 28        1 - 22        1 - 17        1 - 13         1 - 11        1 - 9
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    4.22             3.51          2.79          2.00          1.56           1.27         1.05
 A-2  First Payment Date         3/25/2008       9/25/2007      3/25/2007    10/25/2006    6/25/2006      4/25/2006     2/25/2006
      Expected Final Maturity    9/25/2011       8/25/2010      7/25/2009    2/25/2008     6/25/2007      2/25/2007    10/25/2006
      Window                      34 - 76         28 - 63        22 - 50      17 - 33       13 - 25        11 - 21       9 - 17
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    7.72             6.45          5.12          3.55          2.40           1.93         1.59
 A-3  First Payment Date         9/25/2011       8/25/2010      7/25/2009    2/25/2008     6/25/2007      2/25/2007    10/25/2006
      Expected Final Maturity    9/25/2014       3/25/2013      8/25/2011    12/25/2009    1/25/2008      7/25/2007     3/25/2007
      Window                     76 - 112         63 - 94        50 - 75      33 - 55       25 - 32        21 - 26       17 - 22
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    14.65           12.52          10.11         7.48          5.49           3.44         2.20
 A-4  First Payment Date         9/25/2014       3/25/2013      8/25/2011    12/25/2009    1/25/2008      7/25/2007     3/25/2007
      Expected Final Maturity    2/25/2032       11/25/2029     3/25/2026    3/25/2021     11/25/2017     6/25/2015     1/25/2008
      Window                     112 - 321        94 - 294      75 - 250      55 - 190      32 - 150       26 - 121      22 - 32
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    5.30             4.48          3.59          2.62          1.94           1.39         1.04
A-MZ  First Payment Date         6/25/2005       6/25/2005      6/25/2005    6/25/2005     6/25/2005      6/25/2005     6/25/2005
      Expected Final Maturity    2/25/2032       11/25/2029     3/25/2026    3/25/2021     11/25/2017     6/25/2015     1/25/2008
      Window                      1 - 321         1 - 294        1 - 250      1 - 190       1 - 150        1 - 121       1 - 32
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    10.34            8.76          7.03          5.43          4.92           5.54         5.90
 M-1  First Payment Date        12/25/2009       3/25/2009      6/25/2008    11/25/2008    4/25/2009      2/25/2010     1/25/2008
      Expected Final Maturity    2/25/2029       5/25/2026      8/25/2022    6/25/2018     7/25/2015      7/25/2013     8/25/2013
      Window                     55 - 285         46 - 252      37 - 207      42 - 157      47 - 122       57 - 98       32 - 99
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    10.32            8.73          7.01          5.37          4.73           4.83         4.64
 M-2  First Payment Date        12/25/2009       3/25/2009      6/25/2008    10/25/2008    2/25/2009      9/25/2009     8/25/2009
      Expected Final Maturity    5/25/2028       7/25/2025     12/25/2021    11/25/2017    2/25/2015      3/25/2013    10/25/2011
      Window                     55 - 276         46 - 242      37 - 199      41 - 150      45 - 117       52 - 94       51 - 77
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    10.30            8.71          6.99          5.33          4.63           4.56         4.22
 M-3  First Payment Date        12/25/2009       3/25/2009      6/25/2008    9/25/2008     1/25/2009      6/25/2009     4/25/2009
      Expected Final Maturity   10/25/2027       12/25/2024     6/25/2021    6/25/2017     10/25/2014     12/25/2012    7/25/2011
      Window                     55 - 269         46 - 235      37 - 193      40 - 145      44 - 113       49 - 91       47 - 74
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    10.27            8.68          6.96          5.29          4.53           4.31         3.88
 M-4  First Payment Date        12/25/2009       3/25/2009      6/25/2008    8/25/2008     11/25/2008     2/25/2009    11/25/2008
      Expected Final Maturity    4/25/2027       6/25/2024     12/25/2020    2/25/2017     7/25/2014      9/25/2012     5/25/2011
      Window                     55 - 263         46 - 229      37 - 187      39 - 141      42 - 110       45 - 88       42 - 72
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    10.21            8.63          6.92          5.24          4.43           4.11         3.64
 M-5  First Payment Date        12/25/2009       3/25/2009      6/25/2008    8/25/2008     10/25/2008     12/25/2008    8/25/2008
      Expected Final Maturity    3/25/2026       5/25/2023      2/25/2020    5/25/2016     12/25/2013     3/25/2012    12/25/2010
      Window                     55 - 250         46 - 216      37 - 177      39 - 132      41 - 103       43 - 82       39 - 67
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    10.15            8.57          6.87          5.18          4.35           3.99         3.50
 M-6  First Payment Date        12/25/2009       3/25/2009      6/25/2008    7/25/2008     9/25/2008      11/25/2008    7/25/2008
      Expected Final Maturity    4/25/2025       7/25/2022      6/25/2019    10/25/2015    6/25/2013      11/25/2011    9/25/2010
      Window                     55 - 239         46 - 206      37 - 169      38 - 125      40 - 97        42 - 78       38 - 64
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    10.06            8.48          6.80          5.12          4.28           3.87         3.38
 B-1  First Payment Date        12/25/2009       3/25/2009      6/25/2008    7/25/2008     8/25/2008      9/25/2008     5/25/2008
      Expected Final Maturity    5/25/2024       9/25/2021      9/25/2018    4/25/2015     1/25/2013      7/25/2011     6/25/2010
      Window                     55 - 228         46 - 196      37 - 160      38 - 119      39 - 92        40 - 74       36 - 61
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    9.91             8.37          6.69          5.03          4.18           3.76         3.26
 B-2  First Payment Date        12/25/2009       3/25/2009      6/25/2008    6/25/2008     7/25/2008      8/25/2008     4/25/2008
      Expected Final Maturity   12/25/2022       5/25/2020      8/25/2017    5/25/2014     5/25/2012      12/25/2010   12/25/2009
      Window                     55 - 211         46 - 180      37 - 147      37 - 108      38 - 84        39 - 67       35 - 55
---------------------------------------------------------------------------------------------------------------------------------
      WAL (yrs)                    9.70             8.18          6.52          4.90          4.07           3.64         3.15
 B-3  First Payment Date        12/25/2009       3/25/2009      6/25/2008    6/25/2008     7/25/2008      7/25/2008     3/25/2008
      Expected Final Maturity    9/25/2021       6/25/2019      8/25/2016    9/25/2013     10/25/2011     7/25/2010     8/25/2009
      Window                     55 - 196         46 - 169      37 - 135      37 - 100      38 - 77        38 - 62       34 - 51
---------------------------------------------------------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

                           Sensitivity Analysis (cont)

-------------------------------------------------------------------------------
        To 10% Call
        -----------------------------------------------------------------------
        CPR                               20              25             30
-------------------------------------------------------------------------------
        WAL (yrs)                        0.91            0.73           0.60
   A-1  First Payment Date            6/25/2005        6/25/2005     6/25/2005
        Expected Final Maturity       4/25/2007       11/25/2006     8/25/2006
        Window                          1 - 23          1 - 18         1 - 15
-------------------------------------------------------------------------------
        WAL (yrs)                        2.84            2.18           1.78
   A-2  First Payment Date            4/25/2007       11/25/2006     8/25/2006
        Expected Final Maturity       8/25/2009        5/25/2008     10/25/2007
        Window                         23 - 51          18 - 36       15 - 29
-------------------------------------------------------------------------------
        WAL (yrs)                        5.24            4.08           2.84
   A-3  First Payment Date            8/25/2009        5/25/2008     10/25/2007
        Expected Final Maturity       10/25/2011       5/25/2010     6/25/2009
        Window                         51 - 77          36 - 60       29 - 49
-------------------------------------------------------------------------------
        WAL (yrs)                        8.78            6.92           5.65
   A-4  First Payment Date            10/25/2011       5/25/2010     6/25/2009
        Expected Final Maturity       4/25/2015        3/25/2013     10/25/2011
        Window                         77 - 119         60 - 94       49 - 77
-------------------------------------------------------------------------------
        WAL (yrs)                        3.38            2.65           2.11
   A-MZ First Payment Date            6/25/2005        6/25/2005     6/25/2005
        Expected Final Maturity       4/25/2015        3/25/2013     10/25/2011
        Window                         1 - 119          1 - 94         1 - 77
-------------------------------------------------------------------------------
        WAL (yrs)                        6.51            5.25           4.66
   M-1  First Payment Date            6/25/2008        9/25/2008     1/25/2009
        Expected Final Maturity       4/25/2015        3/25/2013     10/25/2011
        Window                         37 - 119         40 - 94       44 - 77
-------------------------------------------------------------------------------
        WAL (yrs)                        6.51            5.23           4.58
   M-2  First Payment Date            6/25/2008        9/25/2008     12/25/2008
        Expected Final Maturity       4/25/2015        3/25/2013     10/25/2011
        Window                         37 - 119         40 - 94       43 - 77
-------------------------------------------------------------------------------
        WAL (yrs)                        6.51            5.21           4.53
   M-3  First Payment Date            6/25/2008        8/25/2008     11/25/2008
        Expected Final Maturity       4/25/2015        3/25/2013     10/25/2011
        Window                         37 - 119         39 - 94       42 - 77
-------------------------------------------------------------------------------
        WAL (yrs)                        6.51            5.21           4.49
   M-4  First Payment Date            6/25/2008        7/25/2008     9/25/2008
        Expected Final Maturity       4/25/2015        3/25/2013     10/25/2011
        Window                         37 - 119         38 - 94       40 - 77
-------------------------------------------------------------------------------
        WAL (yrs)                        6.51            5.20           4.46
   M-5  First Payment Date            6/25/2008        7/25/2008     8/25/2008
        Expected Final Maturity       4/25/2015        3/25/2013     10/25/2011
        Window                         37 - 119         38 - 94       39 - 77
-------------------------------------------------------------------------------
        WAL (yrs)                        6.51            5.20           4.43
   M-6  First Payment Date            6/25/2008        7/25/2008     8/25/2008
        Expected Final Maturity       4/25/2015        3/25/2013     10/25/2011
        Window                         37 - 119         38 - 94       39 - 77
-------------------------------------------------------------------------------
        WAL (yrs)                        6.51            5.19           4.41
   B-1  First Payment Date            6/25/2008        6/25/2008     7/25/2008
        Expected Final Maturity       4/25/2015        3/25/2013     10/25/2011
        Window                         37 - 119         37 - 94       38 - 77
-------------------------------------------------------------------------------
        WAL (yrs)                        6.51            5.18           4.40
   B-2  First Payment Date            6/25/2008        6/25/2008     7/25/2008
        Expected Final Maturity       4/25/2015        3/25/2013     10/25/2011
        Window                         37 - 119         37 - 94       38 - 77
-------------------------------------------------------------------------------
        WAL (yrs)                        6.51            5.18           4.39
   B-3  First Payment Date            6/25/2008        6/25/2008     6/25/2008
        Expected Final Maturity       4/25/2015        3/25/2013     10/25/2011
        Window                         37 - 119         37 - 94       37 - 77
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        To Maturity
        -----------------------------------------------------------------------
        CPR                                20              25            30
-------------------------------------------------------------------------------
        WAL (yrs)                         0.91            0.73          0.60
   A-1  First Payment Date              6/25/2005      6/25/2005     6/25/2005
        Expected Final Maturity         4/25/2007      11/25/2006    8/25/2006
        Window                           1 - 23          1 - 18        1 - 15
-------------------------------------------------------------------------------
        WAL (yrs)                         2.84            2.18          1.78
   A-2  First Payment Date              4/25/2007      11/25/2006    8/25/2006
        Expected Final Maturity         8/25/2009      5/25/2008     10/25/2007
        Window                           23 - 51        18 - 36       15 - 29
-------------------------------------------------------------------------------
        WAL (yrs)                         5.24            4.08          2.84
   A-3  First Payment Date              8/25/2009      5/25/2008     10/25/2007
        Expected Final Maturity        10/25/2011      5/25/2010     6/25/2009
        Window                           51 - 77        36 - 60       29 - 49
-------------------------------------------------------------------------------
        WAL (yrs)                         10.36           8.21          6.70
   A-4  First Payment Date             10/25/2011      5/25/2010     6/25/2009
        Expected Final Maturity         9/25/2026      9/25/2022     9/25/2019
        Window                          77 - 256        60 - 208      49 - 172
-------------------------------------------------------------------------------
        WAL (yrs)                         3.66            2.88          2.30
  A-MZ  First Payment Date              6/25/2005      6/25/2005     6/25/2005
        Expected Final Maturity         9/25/2026      9/25/2022     9/25/2019
        Window                           1 - 256        1 - 208       1 - 172
-------------------------------------------------------------------------------
        WAL (yrs)                         7.19            5.80          5.11
   M-1  First Payment Date              6/25/2008      9/25/2008     1/25/2009
        Expected Final Maturity         2/25/2023      9/25/2019     2/25/2017
        Window                          37 - 213        40 - 172      44 - 141
-------------------------------------------------------------------------------
        WAL (yrs)                         7.17            5.77          5.02
   M-2  First Payment Date              6/25/2008      9/25/2008     12/25/2008
        Expected Final Maturity         5/25/2022      1/25/2019     8/25/2016
        Window                          37 - 204        40 - 164      43 - 135
-------------------------------------------------------------------------------
        WAL (yrs)                         7.15            5.74          4.96
   M-3  First Payment Date              6/25/2008      8/25/2008     11/25/2008
        Expected Final Maturity        11/25/2021      8/25/2018     3/25/2016
        Window                          37 - 198        39 - 159      42 - 130
-------------------------------------------------------------------------------
        WAL (yrs)                         7.12            5.71          4.89
   M-4  First Payment Date              6/25/2008      7/25/2008     9/25/2008
        Expected Final Maturity         6/25/2021      4/25/2018     11/25/2015
        Window                          37 - 193        38 - 155      40 - 126
-------------------------------------------------------------------------------
        WAL (yrs)                         7.08            5.66          4.83
   M-5  First Payment Date              6/25/2008      7/25/2008     8/25/2008
        Expected Final Maturity         6/25/2020      6/25/2017     3/25/2015
        Window                          37 - 181        38 - 145      39 - 118
-------------------------------------------------------------------------------
        WAL (yrs)                         7.03            5.62          4.77
   M-6  First Payment Date              6/25/2008      7/25/2008     8/25/2008
        Expected Final Maturity        10/25/2019      11/25/2016    9/25/2014
        Window                          37 - 173        38 - 138      39 - 112
-------------------------------------------------------------------------------
        WAL (yrs)                         6.95            5.55          4.70
   B-1  First Payment Date              6/25/2008      6/25/2008     7/25/2008
        Expected Final Maturity         1/25/2019      3/25/2016     3/25/2014
        Window                          37 - 164        37 - 130      38 - 106
-------------------------------------------------------------------------------
        WAL (yrs)                         6.84            5.45          4.61
   B-2  First Payment Date              6/25/2008      6/25/2008     7/25/2008
        Expected Final Maturity        11/25/2017      4/25/2015     6/25/2013
        Window                          37 - 150        37 - 119      38 - 97
-------------------------------------------------------------------------------
        WAL (yrs)                         6.67            5.31          4.49
   B-3  First Payment Date              6/25/2008      6/25/2008     6/25/2008
        Expected Final Maturity        12/25/2016      7/25/2014     10/25/2012
        Window                          37 - 139        37 - 110      37 - 89
-------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

                Schedule of Available Funds (Cash Cap) (1)(2)(4)

------------------------------------------------------------------------------------------------------------------------------
Period   A-1 Cap%    A-2 Cap%    A-3 Cap%    A-4 Cap%    A-MZ Cap%   M-1 Cap%    M-2 Cap%    M-3 Cap%    M-4 Cap%    M-5 Cap%
------   --------    --------    --------    --------    ---------   --------    --------    --------    --------    --------
        Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360
------------------------------------------------------------------------------------------------------------------------------
   1         (3)        (3)         (3)         (3)          (3)         (3)        (3)         (3)         (3)          (3)
   2         (3)        (3)         (3)         (3)          (3)         (3)        (3)         (3)         (3)          (3)
   3         (3)        (3)         (3)         (3)          (3)         (3)        (3)         (3)         (3)          (3)
   4        9.98       9.98        9.98        9.98         9.98        9.24       9.24        9.24        9.24         9.24
   5       10.22      10.22       10.22       10.22        10.22        9.47       9.47        9.47        9.47         9.47
   6       10.00      10.00       10.00       10.00        10.00        9.24       9.24        9.24        9.24         9.24
   7       10.23      10.23       10.23       10.23        10.23        9.47       9.47        9.47        9.47         9.47
   8       10.01      10.01       10.01       10.01        10.01        9.24       9.24        9.24        9.24         9.24
   9       10.02      10.02       10.02       10.02        10.02        9.25       9.25        9.25        9.25         9.25
  10       10.76      10.76       10.76       10.76        10.76        9.97       9.97        9.97        9.97         9.97
  11       10.03      10.03       10.03       10.03        10.03        9.25       9.25        9.25        9.25         9.25
  12       10.22      10.22       10.22       10.22        10.22        9.48       9.48        9.48        9.48         9.48
  13       10.00      10.00       10.00       10.00        10.00        9.25       9.25        9.25        9.25         9.25
  14       10.24      10.24       10.24       10.24        10.24        9.48       9.48        9.48        9.48         9.48
  15       10.01      10.01       10.01       10.01        10.01        9.25       9.25        9.25        9.25         9.25
  16       10.02      10.02       10.02       10.02        10.02        9.26       9.26        9.26        9.26         9.26
  17       10.27      10.27       10.27       10.27        10.27        9.48       9.48        9.48        9.48         9.48
  18         -        10.04       10.04       10.04        10.04        9.26       9.26        9.26        9.26         9.26
  19         -        10.29       10.29       10.29        10.29        9.48       9.48        9.48        9.48         9.48
  20         -        10.21       10.21       10.21        10.21        9.40       9.40        9.40        9.40         9.40
  21         -        10.22       10.22       10.22        10.22        9.40       9.40        9.40        9.40         9.40
  22         -        10.45       10.45       10.45        10.45        9.79       9.79        9.79        9.79         9.79
  23         -        10.02       10.02       10.02        10.02        9.37       9.37        9.37        9.37         9.37
  24         -        10.45       10.45       10.45        10.45        9.76       9.76        9.76        9.76         9.76
  25         -        10.28       10.28       10.28        10.28        9.59       9.59        9.59        9.59         9.59
  26         -        10.71       10.71       10.71        10.71        9.97       9.97        9.97        9.97         9.97
  27         -        10.42       10.42       10.42        10.42        9.68       9.68        9.68        9.68         9.68
  28         -        10.99       10.99       10.99        10.99       10.21      10.21       10.21       10.21        10.21
  29         -        10.24       10.24       10.24        10.24        9.71       9.71        9.71        9.71         9.71
  30         -         9.99        9.99        9.99         9.99        9.45       9.45        9.45        9.45         9.45
  31         -        10.42       10.42       10.42        10.42        9.83       9.83        9.83        9.83         9.83
  32         -        10.21       10.21       10.21        10.21        9.61       9.61        9.61        9.61         9.61
  33         -        10.25       10.25       10.25        10.25        9.61       9.61        9.61        9.61         9.61
  34         -          -         11.69       11.69        11.69       10.93      10.93       10.93       10.93        10.93
  35         -          -         11.18       11.18        11.18       10.42      10.42       10.42       10.42        10.42
  36         -          -         11.65       11.65        11.65       10.83      10.83       10.83       10.83        10.83
  37         -          -         34.99       34.99        34.99       10.54      10.54       10.54       10.54        10.54
  38         -          -         13.56       13.56        13.56       10.99      10.99       10.99       10.99        10.99
  39         -          -         13.06       13.06        13.06       10.63      10.63       10.63       10.63        10.63
  40         -          -         13.59       13.59        13.59       11.20      11.20       11.20       11.20        11.20
  41         -          -         14.18       14.18        14.18       11.77      11.77       11.77       11.77        11.77
  42         -          -         13.72       13.72        13.72       11.44      11.44       11.44       11.44        11.44
  43         -          -         14.18       14.18        14.18       11.88      11.88       11.88       11.88        11.88

Period   M-6 Cap%    B-1 Cap%    B-2 Cap%    B-3 Cap%
------   --------    --------    --------    --------
        Actual/360  Actual/360  Actual/360  Actual/360

   1         (3)         (3)         (3)         (3)
   2         (3)         (3)         (3)         (3)
   3         (3)         (3)         (3)         (3)
   4        9.24        9.24        9.24        9.24
   5        9.47        9.47        9.47        9.47
   6        9.24        9.24        9.24        9.24
   7        9.47        9.47        9.47        9.47
   8        9.24        9.24        9.24        9.24
   9        9.25        9.25        9.25        9.25
  10        9.97        9.97        9.97        9.97
  11        9.25        9.25        9.25        9.25
  12        9.48        9.48        9.48        9.48
  13        9.25        9.25        9.25        9.25
  14        9.48        9.48        9.48        9.48
  15        9.25        9.25        9.25        9.25
  16        9.26        9.26        9.26        9.26
  17        9.48        9.48        9.48        9.48
  18        9.26        9.26        9.26        9.26
  19        9.48        9.48        9.48        9.48
  20        9.40        9.40        9.40        9.40
  21        9.40        9.40        9.40        9.40
  22        9.79        9.79        9.79        9.79
  23        9.37        9.37        9.37        9.37
  24        9.76        9.76        9.76        9.76
  25        9.59        9.59        9.59        9.59
  26        9.97        9.97        9.97        9.97
  27        9.68        9.68        9.68        9.68
  28       10.21       10.21       10.21       10.21
  29        9.71        9.71        9.71        9.71
  30        9.45        9.45        9.45        9.45
  31        9.83        9.83        9.83        9.83
  32        9.61        9.61        9.61        9.61
  33        9.61        9.61        9.61        9.61
  34       10.93       10.93       10.93       10.93
  35       10.42       10.42       10.42       10.42
  36       10.83       10.83       10.83       10.83
  37       10.54       10.54       10.54       10.54
  38       10.99       10.99       10.99       10.99
  39       10.63       10.63       10.63       10.63
  40       11.20       11.20       11.20       11.20
  41       11.77       11.77       11.77       11.77
  42       11.44       11.44       11.44       11.44
  43       11.88       11.88       11.88       11.88

      (1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance

      (2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

      (3)   A Prefunding period exists for Periods 1 through 3

      (4) After giving credit to the corresponding supplemental interest rate caps

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

                Schedule of Available Funds (Cash Cap) (1)(2)(4)

------------------------------------------------------------------------------------------------------------------------------
Period   A-1 Cap%    A-2 Cap%    A-3 Cap%    A-4 Cap%    A-MZ Cap%   M-1 Cap%    M-2 Cap%    M-3 Cap%    M-4 Cap%    M-5 Cap%
------   --------    --------    --------    --------    ---------   --------    --------    --------    --------    --------
        Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360
  44         -           -         13.72       13.72       13.72      11.55        11.55       11.55      11.55       11.55
  45         -           -         13.71       13.71       13.71      11.55        11.55       11.55      11.55       11.55
  46         -           -         15.51       15.51       15.51      13.12        13.12       13.12      13.12       13.12
  47         -           -         14.13       14.13       14.13      11.96        11.96       11.96      11.96       11.96
  48         -           -         14.63       14.63       14.63      12.39        12.39       12.39      12.39       12.39
  49         -           -         14.19       14.19       14.19      12.02        12.02       12.02      12.02       12.02
  50         -           -         14.67       14.67       14.67      12.42        12.42       12.42      12.42       12.42
  51         -           -         14.19       14.19       14.19      12.02        12.02       12.02      12.02       12.02
  52         -           -         14.24       14.24       14.24      12.06        12.06       12.06      12.06       12.06
  53         -           -         14.71       14.71       14.71      12.47        12.47       12.47      12.47       12.47
  54         -           -         14.24       14.24       14.24      12.06        12.06       12.06      12.06       12.06
  55         -           -         14.72       14.72       14.72      12.47        12.47       12.47      12.47       12.47
  56         -           -           -         14.24       14.24      12.06        12.06       12.06      12.06       12.06
  57         -           -           -         14.24       14.24      12.06        12.06       12.06      12.06       12.06
  58         -           -           -         15.82       15.82      13.40        13.40       13.40      13.40       13.40
  59         -           -           -         14.29       14.29      12.11        12.11       12.11      12.11       12.11
  60         -           -           -         14.77       14.77      12.51        12.51       12.51      12.51       12.51
  61         -           -           -         14.29       14.29      12.11        12.11       12.11      12.11       12.11
  62         -           -           -         14.76       14.76      12.51        12.51       12.51      12.51       12.51
  63         -           -           -         14.28       14.28      12.10        12.10       12.10      12.10       12.10
  64         -           -           -         14.29       14.29      12.11        12.11       12.11      12.11       12.11
  65         -           -           -         14.76       14.76      12.51        12.51       12.51      12.51       12.51
  66         -           -           -         14.29       14.29      12.10        12.10       12.10      12.10       12.10
  67         -           -           -         14.76       14.76      12.50        12.50       12.50      12.50       12.50
  68         -           -           -         14.28       14.28      12.10        12.10       12.10      12.10       12.10
  69         -           -           -         14.28       14.28      12.09        12.09       12.09      12.09       12.09
  70         -           -           -         14.47       14.47      13.39        13.39       13.39      13.39       13.39
  71         -           -           -         12.72       12.72      12.09        12.09       12.09      12.09       12.09
  72         -           -           -         13.16       13.16      12.49        12.49       12.49      12.49       12.49
  73         -           -           -         12.75       12.75      12.09        12.09       12.09      12.09       12.09
  74         -           -           -         13.19       13.19      12.49        12.49       12.49      12.49       12.49
  75         -           -           -         12.78       12.78      12.08        12.08       12.08      12.08       12.08
  76         -           -           -         12.80       12.80      12.09        12.09       12.09      12.09       12.09
  77         -           -           -         13.25       13.25      12.49        12.49       12.49      12.49       12.49
  78         -           -           -         12.84       12.84      12.08        12.08       12.08      12.08       12.08
  79         -           -           -         13.28       13.28      12.48        12.48       12.48      12.48       12.48
  80         -           -           -         12.87       12.87      12.08        12.08       12.08      12.08       12.08
  81         -           -           -         12.89       12.89      12.07        12.07       12.07      12.07       12.07
  82         -           -           -         13.80       13.80      12.90        12.90       12.90      12.90       12.90
  83         -           -           -         12.93       12.93      12.07        12.07       12.07      12.07       12.07
  84         -           -           -         13.38       13.38      12.47        12.47       12.47      12.47       12.47
  85         -           -           -         12.97       12.97      12.06        12.06       12.06      12.06       12.06
  86         -           -           -         13.43       13.43      12.46        12.46       12.46      12.46       12.46
  87         -           -           -         13.02       13.02      12.05        12.05       12.05      12.05       12.05
  88         -           -           -         13.04       13.04      12.05        12.05       12.05      12.05       12.05

Period   M-6 Cap%    B-1 Cap%    B-2 Cap%    B-3 Cap%
------   --------    --------    --------    --------
        Actual/360  Actual/360  Actual/360  Actual/360

  44      11.55       11.55       11.55       11.55
  45      11.55       11.55       11.55       11.55
  46      13.12       13.12       13.12       13.12
  47      11.96       11.96       11.96       11.96
  48      12.39       12.39       12.39       12.39
  49      12.02       12.02       12.02       12.02
  50      12.42       12.42       12.42       12.42
  51      12.02       12.02       12.02       12.02
  52      12.06       12.06       12.06       12.06
  53      12.47       12.47       12.47       12.47
  54      12.06       12.06       12.06       12.06
  55      12.47       12.47       12.47       12.47
  56      12.06       12.06       12.06       12.06
  57      12.06       12.06       12.06       12.06
  58      13.40       13.40       13.40       13.40
  59      12.11       12.11       12.11       12.11
  60      12.51       12.51       12.51       12.51
  61      12.11       12.11       12.11       12.11
  62      12.51       12.51       12.51       12.51
  63      12.10       12.10       12.10       12.10
  64      12.11       12.11       12.11       12.11
  65      12.51       12.51       12.51       12.51
  66      12.10       12.10       12.10       12.10
  67      12.50       12.50       12.50       12.50
  68      12.10       12.10       12.10       12.10
  69      12.09       12.09       12.09       12.09
  70      13.39       13.39       13.39       13.39
  71      12.09       12.09       12.09       12.09
  72      12.49       12.49       12.49       12.49
  73      12.09       12.09       12.09       12.09
  74      12.49       12.49       12.49       12.49
  75      12.08       12.08       12.08       12.08
  76      12.09       12.09       12.09       12.09
  77      12.49       12.49       12.49       12.49
  78      12.08       12.08       12.08       12.08
  79      12.48       12.48       12.48       12.48
  80      12.08       12.08       12.08       12.08
  81      12.07       12.07       12.07       12.07
  82      12.90       12.90       12.90       12.90
  83      12.07       12.07       12.07       12.07
  84      12.47       12.47       12.47       12.47
  85      12.06       12.06       12.06       12.06
  86      12.46       12.46       12.46       12.46
  87      12.05       12.05       12.05       12.05
  88      12.05       12.05       12.05       12.05

      (1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance

      (2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

      (3)   A Prefunding period exists for Periods 1 through 3

      (4) After giving credit to the corresponding supplemental interest rate caps

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

                Schedule of Available Funds (Cash Cap) (1)(2)(4)

------------------------------------------------------------------------------------------------------------------------------
Period   A-1 Cap%    A-2 Cap%    A-3 Cap%    A-4 Cap%    A-MZ Cap%   M-1 Cap%    M-2 Cap%    M-3 Cap%    M-4 Cap%    M-5 Cap%
------   --------    --------    --------    --------    ---------   --------    --------    --------    --------    --------
        Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360
  89         -           -           -         13.50       13.50      12.45        12.45       12.45      12.45       12.45
  90         -           -           -         13.09       13.09      12.04        12.04       12.04      12.04       12.04
  91         -           -           -         13.55       13.55      12.44        12.44       12.44      12.44       12.44
  92         -           -           -         13.14       13.14      12.04        12.04       12.04      12.04       12.04
  93         -           -           -         13.16       13.16      12.03        12.03       12.03      12.03       12.03
  94         -           -           -         14.61       14.61      13.32        13.32       13.32      13.32       13.32
  95         -           -           -         13.22       13.22      12.03        12.03       12.03      12.03       12.03
  96         -           -           -         13.69       13.69      12.42        12.42       12.42      12.42       12.42
  97         -           -           -         13.28       13.28      12.02        12.02       12.02      12.02       12.02
  98         -           -           -         13.75       13.75      12.42        12.42       12.42      12.42       12.42
  99         -           -           -         13.34       13.34      12.01        12.01       12.01      12.01       12.01
  100        -           -           -         13.38       13.38      12.01        12.01       12.01      12.01       12.01
  101        -           -           -         13.86       13.86      12.41        12.41       12.41      12.41       12.41
  102        -           -           -         13.44       13.44      12.00        12.00       12.00      12.00       12.00
  103        -           -           -         13.93       13.93      12.40        12.40       12.40      12.40       12.40
  104        -           -           -         13.52       13.52      12.00        12.00       12.00      12.00       12.00
  105        -           -           -         13.56       13.56      11.99        11.99       11.99      11.99       11.99
  106        -           -           -         15.05       15.05      13.27        13.27       13.27      13.27       13.27
  107        -           -           -         13.64       13.64      11.99        11.99       11.99      11.99       11.99
  108        -           -           -         14.13       14.13      12.38        12.38       12.38      12.38       12.38
  109        -           -           -         13.72       13.72      11.98        11.98       11.98      11.98       11.98
  110        -           -           -         14.22       14.22      12.38        12.38       12.38      12.38       12.38
  111        -           -           -         13.81       13.81      11.97        11.97       11.97      11.97       11.97
  112        -           -           -         13.86       13.86      11.97        11.97       11.97      11.97       11.97
  113        -           -           -         14.37       14.37      12.36        12.36       12.36      12.36       12.36
  114        -           -           -         13.95       13.95      11.96        11.96       11.96      11.96       11.96
  115        -           -           -         14.47       14.47      12.36        12.36       12.36      12.36       12.36
  116        -           -           -         14.06       14.06      11.96        11.96       11.96      11.96       11.96
  117        -           -           -         14.11       14.11      11.95        11.95       11.95      11.95       11.95
  118        -           -           -         15.69       15.69      13.23        13.23       13.23      13.23       13.23
  119        -           -           -         14.23       14.23      11.95        11.95       11.95      11.95       11.95
  120        -           -           -         14.76       14.76      12.34        12.34       12.34      12.34       12.34
  121        -           -           -         14.35       14.35      11.94        11.94       11.94      11.94       11.94
  122        -           -           -         14.89       14.89      12.33        12.33       12.33      12.33       12.33
  123        -           -           -         14.47       14.47      11.93        11.93       11.93      11.93       11.93
  124        -           -           -         14.54       14.54      11.93        11.93       11.93      11.93       11.93
  125        -           -           -         15.10       15.10      12.32        12.32       12.32      12.32       12.32
  126        -           -           -         14.68       14.68      11.92        11.92       11.92      11.92       11.92
  127        -           -           -         15.24       15.24      12.32        12.32       12.32      12.32       12.32
  128        -           -           -         14.83       14.83      11.91        11.91       11.91      11.91       11.91
  129        -           -           -         14.90       14.90      11.91        11.91       11.91      11.91       11.91
  130        -           -           -         16.02       16.02      12.73        12.73       12.73      12.73       12.73
  131        -           -           -         15.06       15.06      11.90        11.90       11.90      11.90       11.90
  132        -           -           -         15.65       15.65      12.30        12.30       12.30      12.30       12.30
  133        -           -           -         15.23       15.23      11.90        11.90       11.90      11.90       11.90

------------------------------------------------------
Period   M-6 Cap%    B-1 Cap%    B-2 Cap%    B-3 Cap%
------   --------    --------    --------    --------
        Actual/360  Actual/360  Actual/360  Actual/360
  89      12.45       12.45       12.45       12.45
  90      12.04       12.04       12.04       12.04
  91      12.44       12.44       12.44       12.44
  92      12.04       12.04       12.04       12.04
  93      12.03       12.03       12.03       12.03
  94      13.32       13.32       13.32       13.32
  95      12.03       12.03       12.03       12.03
  96      12.42       12.42       12.42       12.42
  97      12.02       12.02       12.02       12.02
  98      12.42       12.42       12.42       12.42
  99      12.01       12.01       12.01       12.01
  100     12.01       12.01       12.01       12.01
  101     12.41       12.41       12.41       12.41
  102     12.00       12.00       12.00         -
  103     12.40       12.40       12.40         -
  104     12.00       12.00       12.00         -
  105     11.99       11.99       11.99         -
  106     13.27       13.27       13.27         -
  107     11.99       11.99       11.99         -
  108     12.38       12.38       12.38         -
  109     11.98       11.98       11.98         -
  110     12.38       12.38         -           -
  111     11.97       11.97         -           -
  112     11.97       11.97         -           -
  113     12.36       12.36         -           -
  114     11.96       11.96         -           -
  115     12.36       12.36         -           -
  116     11.96       11.96         -           -
  117     11.95       11.95         -           -
  118     13.23       13.23         -           -
  119     11.95       11.95         -           -
  120     12.34       12.34         -           -
  121     11.94         -           -           -
  122     12.33         -           -           -
  123     11.93         -           -           -
  124     11.93         -           -           -
  125     12.32         -           -           -
  126     11.92         -           -           -
  127     12.32         -           -           -
  128       -           -           -           -
  129       -           -           -           -
  130       -           -           -           -
  131       -           -           -           -
  132       -           -           -           -
  133       -           -           -           -

      (1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance

      (2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

      (3)   A Prefunding period exists for Periods 1 through 3

      (4) After giving credit to the corresponding supplemental interest rate caps

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

                Schedule of Available Funds (Cash Cap) (1)(2)(4)

------------------------------------------------------------------------------------------------------------------------------
Period   A-1 Cap%    A-2 Cap%    A-3 Cap%    A-4 Cap%    A-MZ Cap%   M-1 Cap%    M-2 Cap%    M-3 Cap%    M-4 Cap%    M-5 Cap%
------   --------    --------    --------    --------    ---------   --------    --------    --------    --------    --------
        Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360
  134        -           -           -         15.83       15.83      12.29       12.29       12.29       12.29         -
  135        -           -           -         15.41       15.41      11.89       11.89       11.89       11.89         -
  136        -           -           -         15.51       15.51      11.89       11.89       11.89       11.89         -
  137        -           -           -         16.12       16.12      12.28       12.28       12.28       12.28         -
  138        -           -           -         15.70       15.70      11.88       11.88       11.88       11.88         -
  139        -           -           -         16.33       16.33      12.27       12.27       12.27       12.27         -
  140        -           -           -         15.91       15.91      11.87       11.87       11.87       11.87         -
  141        -           -           -         16.02       16.02      11.87       11.87       11.87       11.87         -
  142        -           -           -         17.86       17.86      13.14       13.14       13.14       13.14         -
  143        -           -           -         16.24       16.24      11.86       11.86       11.86       11.86         -
  144        -           -           -         16.91       16.91      12.26       12.26       12.26         -           -
  145        -           -           -         16.48       16.48      11.86       11.86       11.86         -           -
  146        -           -           -         17.16       17.16      12.25       12.25       12.25         -           -
  147        -           -           -         16.74       16.74      11.85       11.85       11.85         -           -
  148        -           -           -         16.87       16.87      11.85       11.85         -           -           -
  149        -           -           -         17.57       17.57      12.24       12.24         -           -           -
  150        -           -           -         17.15       17.15      11.84       11.84         -           -           -
  151        -           -           -         17.87       17.87      12.23       12.23         -           -           -
  152        -           -           -         17.44       17.44      11.83       11.83         -           -           -
  153        -           -           -         17.59       17.59      11.83         -           -           -           -
  154        -           -           -         19.65       19.65      13.09         -           -           -           -
  155        -           -           -         17.91       17.91      11.82         -           -           -           -
  156        -           -           -         18.68       18.68      12.21         -           -           -           -
  157        -           -           -         18.25       18.25      11.82         -           -           -           -
  158        -           -           -         19.04       19.04      12.21         -           -           -           -
  159        -           -           -         18.61       18.61      11.81         -           -           -           -
  160        -           -           -         18.86       18.86        -           -           -           -           -
  161        -           -           -         19.82       19.82        -           -           -           -           -
  162        -           -           -         19.52       19.52        -           -           -           -           -
  163        -           -           -         20.55       20.55        -           -           -           -           -
  164        -           -           -         20.27       20.27        -           -           -           -           -
  165        -           -           -         20.69       20.69        -           -           -           -           -
  166        -           -           -         23.40       23.40        -           -           -           -           -
  167        -           -           -         21.62       21.62        -           -           -           -           -
  168        -           -           -         22.87       22.87        -           -           -           -           -
  169        -           -           -         22.70       22.70        -           -           -           -           -
  170        -           -           -         24.08       24.08        -           -           -           -           -
  171        -           -           -         23.97       23.97        -           -           -           -           -
  172        -           -           -         24.69       24.69        -           -           -           -           -
  173        -           -           -         26.33       26.33        -           -           -           -           -
  174        -           -           -         26.35       26.35        -           -           -           -           -
  175        -           -           -         28.22       28.22        -           -           -           -           -
  176        -           -           -         28.38       28.38        -           -           -           -           -
  177        -           -           -         29.56       29.56        -           -           -           -           -
  178        -           -           -         36.61       36.61        -           -           -           -           -

Period   M-6 Cap%    B-1 Cap%    B-2 Cap%    B-3 Cap%
------   --------    --------    --------    --------
        Actual/360  Actual/360  Actual/360  Actual/360
  134       -           -           -           -
  135       -           -           -           -
  136       -           -           -           -
  137       -           -           -           -
  138       -           -           -           -
  139       -           -           -           -
  140       -           -           -           -
  141       -           -           -           -
  142       -           -           -           -
  143       -           -           -           -
  144       -           -           -           -
  145       -           -           -           -
  146       -           -           -           -
  147       -           -           -           -
  148       -           -           -           -
  149       -           -           -           -
  150       -           -           -           -
  151       -           -           -           -
  152       -           -           -           -
  153       -           -           -           -
  154       -           -           -           -
  155       -           -           -           -
  156       -           -           -           -
  157       -           -           -           -
  158       -           -           -           -
  159       -           -           -           -
  160       -           -           -           -
  161       -           -           -           -
  162       -           -           -           -
  163       -           -           -           -
  164       -           -           -           -
  165       -           -           -           -
  166       -           -           -           -
  167       -           -           -           -
  168       -           -           -           -
  169       -           -           -           -
  170       -           -           -           -
  171       -           -           -           -
  172       -           -           -           -
  173       -           -           -           -
  174       -           -           -           -
  175       -           -           -           -
  176       -           -           -           -
  177       -           -           -           -
  178       -           -           -           -

      (1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance

      (2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

      (3)   A Prefunding period exists for Periods 1 through 3

      (4) After giving credit to the corresponding supplemental interest rate caps

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

                Schedule of Available Funds (Cash Cap) (1)(2)(4)

------------------------------------------------------------------------------------------------------------------------------
Period   A-1 Cap%    A-2 Cap%    A-3 Cap%    A-4 Cap%    A-MZ Cap%   M-1 Cap%    M-2 Cap%    M-3 Cap%    M-4 Cap%    M-5 Cap%
------   --------    --------    --------    --------    ---------   --------    --------    --------    --------    --------
        Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360
  179        -           -           -         36.21       36.21        -           -           -           -           -
  180        -           -           -         40.11       40.11        -           -           -           -           -
  181        -           -           -         41.94       41.94        -           -           -           -           -
  182        -           -           -         47.28       47.28        -           -           -           -           -
  183        -           -           -         49.85       49.85        -           -           -           -           -
  184        -           -           -         54.90       54.90        -           -           -           -           -
  185        -           -           -         63.36       63.36        -           -           -           -           -
  186        -           -           -         69.69       69.69        -           -           -           -           -
  187        -           -           -         83.83       83.83        -           -           -           -           -
  188        -           -           -         97.62       97.62        -           -           -           -           -
  189        -           -           -        123.50      123.50        -           -           -           -           -
  190        -           -           -        188.12      188.12        -           -           -           -           -
  191        -           -           -        277.37      277.37        -           -           -           -           -
  192        -           -           -           *           *          -           -           -           -           -
  193        -           -           -           -           -          -           -           -           -           -

Period   M-6 Cap%    B-1 Cap%    B-2 Cap%    B-3 Cap%
------   --------    --------    --------    --------
        Actual/360  Actual/360  Actual/360  Actual/360
  179       -           -           -           -
  180       -           -           -           -
  181       -           -           -           -
  182       -           -           -           -
  183       -           -           -           -
  184       -           -           -           -
  185       -           -           -           -
  186       -           -           -           -
  187       -           -           -           -
  188       -           -           -           -
  189       -           -           -           -
  190       -           -           -           -
  191       -           -           -           -
  192       -           -           -           -
  193       -           -           -           -

* In period 192, the Class A-4 Certificate has an approximate beginning balance of $56,421 and is paid approximately $89,632 in interest and the Class A-MZ Certificate has an approximate beginning balance of $8,791 and is paid approximately $13,965 in interest.

      (1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance

      (2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

      (3)   A Prefunding period exists for Periods 1 through 3

      (4) After giving credit to the corresponding supplemental interest rate caps

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

                           Interest Rate Cap Schedules

--------------------------------------------------------------------------------
                     Class A Certificates Interest Rate Cap

                                                       Strike            Ceiling
      Period          Notional Balance ($)              (%)                (%)
--------------------------------------------------------------------------------
        1                704,878,000.00                 6.65               9.75
        2                686,938,729.95                 6.65               9.75
        3                668,066,744.16                 6.65               9.75
        4                648,279,252.95                 6.65               9.75
        5                627,593,202.88                 6.65               9.75
        6                607,351,827.48                 6.65               9.75
        7                587,542,544.80                 6.65               9.75
        8                568,153,507.18                 6.65               9.75
        9                549,173,597.20                 6.65               9.75
        10               530,592,439.05                 6.65               9.75
        11               512,400,570.46                 6.65               9.75
        12               494,589,228.73                 6.70               9.75
        13               477,152,077.11                 6.70               9.75
        14               460,084,743.72                 6.70               9.75
        15               443,456,959.77                 6.70               9.75
        16               427,262,124.14                 6.70               9.75
        17               411,494,727.73                 6.70               9.75
        18               396,149,007.16                 6.70               9.75
        19               381,215,448.13                 6.70               9.75
        20               366,682,984.64                 6.70               9.75
        21               352,515,277.11                 6.70               9.75
        22               338,728,615.68                 8.45               9.75
        23               325,370,024.79                 8.45               9.75
        24               312,371,702.59                 8.45               9.75
        25               299,723,701.18                 8.45               9.75
        26               287,418,600.12                 8.45               9.75
        27               275,445,704.83                 8.45               9.75
        28               263,793,303.01                 8.45               9.75
        29                     -                         -                  -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Class M Certificates Interest Rate Cap

                                                       Strike            Ceiling
      Period          Notional Balance ($)               (%)                (%)
--------------------------------------------------------------------------------
        1               104,954,000.00                  6.25               8.75
        2               104,954,000.00                  6.25               8.75
        3               104,954,000.00                  6.25               8.75
        4               104,954,000.00                  6.25               8.75
        5               104,954,000.00                  6.25               8.75
        6               104,954,000.00                  6.25               8.75
        7               104,954,000.00                  6.25               8.75
        8               104,954,000.00                  6.25               8.75
        9               104,954,000.00                  6.25               8.75
        10              104,954,000.00                  6.25               8.75
        11              104,954,000.00                  6.25               8.75
        12              104,954,000.00                  6.25               8.75
        13              104,954,000.00                  6.25               8.75
        14              104,954,000.00                  6.25               8.75
        15              104,954,000.00                  6.25               8.75
        16              104,954,000.00                  6.25               8.75
        17              104,954,000.00                  6.25               8.75
        18              104,954,000.00                  6.25               8.75
        19              104,954,000.00                  6.25               8.75
        20              104,954,000.00                  6.25               8.75
        21              104,954,000.00                  6.25               8.75
        22              104,954,000.00                  8.05               9.05
        23              104,954,000.00                  8.05               9.05
        24              104,954,000.00                  8.05               9.05
        25              104,954,000.00                  8.05               9.05
        26              104,954,000.00                  8.05               9.05
        27              104,954,000.00                  8.05               9.05
        28              104,954,000.00                  8.05               9.05
        29                     -                         -                  -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Class B Certificates Interest Rate Cap

                                                       Strike            Ceiling
      Period          Notional Balance ($)               (%)                (%)
--------------------------------------------------------------------------------
        1                40,168,000.00                  4.90               7.40
        2                40,168,000.00                  4.90               7.40
        3                40,168,000.00                  4.90               7.40
        4                40,168,000.00                  4.90               7.40
        5                40,168,000.00                  4.90               7.40
        6                40,168,000.00                  4.90               7.40
        7                40,168,000.00                  4.90               7.40
        8                40,168,000.00                  4.90               7.40
        9                40,168,000.00                  4.90               7.40
        10               40,168,000.00                  4.90               7.40
        11               40,168,000.00                  4.90               7.40
        12               40,168,000.00                  4.90               7.40
        13               40,168,000.00                  4.90               7.40
        14               40,168,000.00                  4.90               7.40
        15               40,168,000.00                  4.90               7.40
        16               40,168,000.00                  4.90               7.40
        17               40,168,000.00                  4.90               7.40
        18               40,168,000.00                  4.90               7.40
        19               40,168,000.00                  4.90               7.40
        20               40,168,000.00                  4.90               7.40
        21               40,168,000.00                  4.90               7.40
        22               40,168,000.00                  6.70               7.70
        23               40,168,000.00                  6.70               7.70
        24               40,168,000.00                  6.70               7.70
        25               40,168,000.00                  6.70               7.70
        26               40,168,000.00                  6.70               7.70
        27               40,168,000.00                  6.70               7.70
        28               40,168,000.00                  6.70               7.70
        29                     -                         -                  -
--------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

--------------------------------------------------------------------------------
                       DESCRIPTION OF THE TOTAL COLLATERAL
                         Statistical Collateral Summary
--------------------------------------------------------------------------------

Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans.

                                                       Summary Statistics      Range (if applicable)         Average
                                                       ------------------      ---------------------         -------
Number of Mortgage Loans:                                    3,838
Aggregate Current Principal Balance:                     $665,253,358            $5,327 - $889,678          $173,333
Aggregate Original Principal Balance:                    $666,364,905            $5,500 - $889,678          $173,623
1st Lien:                                                   97.01%
2nd Lien:                                                    2.99%
Fixed Rate Mortgage Loans:                                  10.62%
Adjustable Rate Mortgage Loans:                             89.38%
Interest Only Mortgage Loans:                               29.53%
Wtd. Avg. Mortgage Rate:                                    7.483%                4.875% - 14.000%
Wtd. Avg. Original Term to Maturity (months):                 354                    120 - 360
Wtd. Avg. Remaining Term to Maturity (months):                351                     112- 360
Wtd. Avg. Margin (ARM Loans Only):                          6.408%                3.500% - 10.990%
Wtd. Avg. Maximum Mortgage Rate (ARM Loans Only):           13.938%               9.990% - 18.700%
Wtd. Avg. Minimum Mortgage Rate (ARM Loans Only):           7.397%                3.975% - 11.700%
Wtd. Avg. Combined Original LTV:                            80.90%                9.80% - 100.00%
Wtd. Avg. Borrower FICO:                                      629                    500 - 811
Owner Occupied:                                             95.58%
Cashout Refinance:                                          54.28%
Purchase:                                                   42.06%
Rate Term Refinance:                                         3.66%
Full Documentation:                                         44.10%
Limited/Alternate Documentation:                             3.50%
Stated Documentation:                                       52.40%
Geographic Distribution (Top 5):                     CA            38.40%
                                                     FL            17.19%
                                                     IL             4.16%
                                                     NV             3.25%
                                                     NY             3.19%
------------------------------------------------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

                     FOR ADDITIONAL INFORMATION PLEASE CALL:

--------------------------------------------------------------------------------
                                 Morgan Stanley
--------------------------------------------------------------------------------
Asset Backed Finance
--------------------

Valerie Kay                                                        212-761-2162
Forchi Chen                                                        212-761-2154

ABS Syndicate & Trading
-----------------------

Rick Onkey                                                         212-761-2122
Vanessa Vanacker                                                   212-761-2016
Dimitri Kavour                                                     212-761-1997
Nicole Limberg                                                     212-761-2084
Josh Hollander                                                     212-761-7373
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Rating Agency Contacts
--------------------------------------------------------------------------------
Standard & Poor's
-----------------

Dan Tegen                                                          212-438-8432
Carissa Hinman                                                     212-438-1567

Moody's
-------

Joseph Grohotolski                                                 212-553-4619

Fitch Ratings
-------------

Wen Hsu                                                            212-908-0633
--------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

IXIS Real Estate Capital Trust                                    MORGAN STANLEY
2005-HE2
All records
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                    Mortgage
                                                     Aggregate       Pool by      Weighted                    Weighted
                                                       Cut-off     Aggregate       Average      Weighted       Average
                                          Number          Date       Cut-off         Gross       Average      Original    Weighted
                                              of     Principal          Date      Interest     Remaining      Combined     Average
                                        Mortgage       Balance     Principal          Rate          Term           LTV        FICO
Product Types                              Loans           ($)       Balance           (%)      (Months)           (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                7       233,593          0.04         7.286           117         54.68         704
Fixed - 15 Year                               48     3,471,096          0.52         8.082           177         70.15         611
Fixed - 20 Year                               25     2,451,458          0.37         8.046           237         71.67         608
Fixed - 25 Year                                5       218,545          0.03        10.590           298         72.64         592
Fixed - 30 Year                              313    43,655,679          6.56         7.423           357         77.71         639
Fixed Balloon - 15/30                        326    17,567,732          2.64        10.298           177         97.15         666
ARM - 6 Month                                  3       727,404          0.11         8.260           356         85.90         663
ARM - 1 Year/6 Month                           3       779,472          0.12         7.097           358         73.42         581
ARM - 2 Year/6 Month                       2,240   373,506,632         56.15         7.738           357         80.54         608
ARM - 3 Year/6 Month                         136    23,009,954          3.46         7.138           357         78.82         613
ARM - 5 Year/6 Month                          19     3,207,745          0.48         6.918           357         79.52         635
Interest Only ARM - 5 Year/6 Month             8     1,999,947          0.30         6.877           357         86.40         681
Interest Only ARM - 2 Year/6 Month           628   174,373,558         26.21         6.803           357         81.52         664
Interest Only ARM - 3 Year/6 Month            65    17,022,662          2.56         6.621           356         80.93         670
Interest Only Fixed - 30 Year                 12     3,027,883          0.46         6.670           356         77.55         672
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,838   665,253,358        100.00         7.483           351         80.90         629
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                    Mortgage
                                                     Aggregate       Pool by      Weighted                    Weighted
                                                       Cut-off     Aggregate       Average      Weighted       Average
                                          Number          Date       Cut-off         Gross       Average      Original    Weighted
                                              of     Principal          Date      Interest     Remaining      Combined     Average
                                        Mortgage       Balance     Principal          Rate          Term           LTV        FICO
Lien Position                              Loans           ($)       Balance           (%)      (Months)           (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------
0                                          3,125   468,829,308         70.47         7.775           348         80.67         613
24                                           240    65,513,130          9.85         6.886           356         82.94         652
36                                            22     6,000,105          0.90         6.664           354         79.50         663
60                                           451   124,910,815         18.78         6.739           358         80.77         672
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,838   665,253,358        100.00         7.483           351         80.90         629
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offe to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

IXIS Real Estate Capital Trust                                    MORGAN STANLEY
2005-HE2
All records
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                    Mortgage
                                                     Aggregate       Pool by      Weighted                    Weighted
                                                       Cut-off     Aggregate       Average      Weighted       Average
                                          Number          Date       Cut-off         Gross       Average      Original    Weighted
                                              of     Principal          Date      Interest     Remaining      Combined     Average
                                        Mortgage       Balance     Principal          Rate          Term           LTV        FICO
Originator                                 Loans           ($)       Balance           (%)      (Months)           (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------
Chapel                                       475   108,237,958         16.27         7.169           350         79.73         652
Resmae                                       452    80,480,612         12.10         7.341           347         82.63         618
Home Owners                                  696    77,811,029         11.70         9.143           356         81.53         598
New Century                                  382    68,888,457         10.36         7.231           354         79.66         615
Accredited                                   398    68,775,609         10.34         7.239           355         81.31         631
First Bank                                   344    59,890,379          9.00         7.031           347         80.37         640
Lenders Direct                               346    47,884,095          7.20         7.710           338         82.65         636
Encore                                       189    43,414,662          6.53         7.157           351         77.98         610
Master Financial                             216    40,280,298          6.05         7.613           356         84.26         648
Impac                                        139    28,495,369          4.28         7.190           353         78.05         629
Lime Financial                                68    17,999,397          2.71         6.569           357         79.51         676
Fremont                                       66    11,034,840          1.66         7.504           351         83.42         609
Peoples Choice                                25     3,694,791          0.56         7.521           353         82.14         632
All State                                     16     3,466,184          0.52         7.782           355         76.44         609
Platinum Capital                              12     2,387,354          0.36         7.207           354         80.34         642
BNC                                           12     2,285,883          0.34         7.226           348         92.04         647
Home Loan                                      2       226,439          0.03         6.948           352         78.79         590
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,838   665,253,358        100.00         7.483           351         80.90         629
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                    Mortgage
                                                     Aggregate       Pool by      Weighted                    Weighted
                                                       Cut-off     Aggregate       Average      Weighted       Average
                                          Number          Date       Cut-off         Gross       Average      Original    Weighted
                                              of     Principal          Date      Interest     Remaining      Combined     Average
                                        Mortgage       Balance     Principal          Rate          Term           LTV        FICO
Lien Position                              Loans           ($)       Balance           (%)      (Months)           (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------

1st Lien                                   3,453   645,334,323         97.01         7.391           356         80.37         628
2nd Lien                                     385    19,919,035          2.99        10.446           197         98.02         665
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,838   665,253,358        100.00         7.483           351         80.90         629
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offe to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

IXIS Real Estate Capital Trust                                    MORGAN STANLEY
2005-HE2
All records
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                    Mortgage
                                                     Aggregate       Pool by      Weighted                    Weighted
                                                       Cut-off     Aggregate       Average      Weighted       Average
                                          Number          Date       Cut-off         Gross       Average      Original    Weighted
                                              of     Principal          Date      Interest     Remaining      Combined     Average
                                        Mortgage       Balance     Principal          Rate          Term           LTV        FICO
Range of Gross Interest Rates (%)          Loans           ($)       Balance           (%)      (Months)           (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                  6     1,281,625          0.19         4.962           355         76.96         653
5.000 - 5.999                                226    56,310,824          8.46         5.775           354         76.33         659
6.000 - 6.999                              1,026   246,372,725         37.03         6.590           355         79.13         655
7.000 - 7.999                                934   179,907,206         27.04         7.525           356         81.51         621
8.000 - 8.999                                595    91,662,500         13.78         8.491           355         83.22         592
9.000 - 9.999                                561    57,666,084          8.67         9.536           339         83.96         589
10.000 - 10.999                              380    26,853,073          4.04        10.416           299         86.11         588
11.000 - 11.999                               79     3,968,659          0.60        11.460           259         89.83         598
12.000 - 12.999                               22       850,108          0.13        12.294           213         98.79         629
13.000 - 13.999                                8       344,569          0.05        13.267           177        100.00         645
14.000 - 14.999                                1        35,987          0.01        14.000           178        100.00         638
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,838   665,253,358        100.00         7.483           351         80.90         629
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.875
Maximum: 14.000
Weighted Average: 7.483
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offe to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

IXIS Real Estate Capital Trust                                    MORGAN STANLEY
2005-HE2
All records
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                    Mortgage
                                                     Aggregate       Pool by      Weighted                    Weighted
                                                       Cut-off     Aggregate       Average      Weighted       Average
                                          Number          Date       Cut-off         Gross       Average      Original    Weighted
                                              of     Principal          Date      Interest     Remaining      Combined     Average
Range of Cut-off Date                   Mortgage       Balance     Principal          Rate          Term           LTV        FICO
Principal Balances ($)                     Loans           ($)       Balance           (%)      (Months)           (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                              66     1,274,336          0.19        10.753           187         97.16         648
25,000.01 - 50,000.00                        335    13,583,943          2.04         9.950           280         84.01         614
50,000.01 - 75,000.00                        474    29,518,100          4.44         9.234           318         83.85         617
75,000.01 - 100,000.00                       404    35,391,664          5.32         8.392           340         81.90         609
100,000.01 - 125,000.00                      383    43,233,578          6.50         8.043           348         81.37         617
125,000.01 - 150,000.00                      343    47,037,370          7.07         7.759           352         79.67         616
150,000.01 - 175,000.00                      308    49,753,825          7.48         7.557           356         80.78         620
175,000.01 - 200,000.00                      295    55,407,023          8.33         7.413           356         79.84         621
200,000.01 - 225,000.00                      236    50,408,908          7.58         7.299           357         80.37         620
225,000.01 - 250,000.00                      160    38,020,705          5.72         7.277           356         80.95         632
250,000.01 - 275,000.00                      153    39,927,697          6.00         7.134           356         78.43         627
275,000.01 - 300,000.00                      101    29,096,388          4.37         7.076           357         81.20         638
300,000.01 - 325,000.00                      113    35,309,521          5.31         7.271           357         82.34         627
325,000.01 - 350,000.00                       93    31,337,830          4.71         6.804           355         81.16         637
350,000.01 - 375,000.00                       74    26,697,203          4.01         6.819           357         80.67         657
375,000.01 - 400,000.00                       73    28,462,614          4.28         7.005           357         79.49         652
400,000.01 - 425,000.00                       49    20,232,580          3.04         6.889           356         82.50         645
425,000.01 - 450,000.00                       43    18,958,792          2.85         6.971           357         79.82         639
450,000.01 - 475,000.00                       27    12,445,219          1.87         7.067           351         82.19         642
475,000.01 - 500,000.00                       37    18,182,346          2.73         6.976           357         79.27         635
500,000.01 - 525,000.00                       16     8,237,796          1.24         6.910           356         80.94         645
525,000.01 - 550,000.00                       18     9,698,221          1.46         6.771           357         82.51         653
550,000.01 - 575,000.00                       15     8,425,112          1.27         6.824           350         81.92         635
575,000.01 - 600,000.00                        8     4,737,436          0.71         7.249           358         81.45         637
600,000.01>=                                  14     9,875,151          1.48         7.357           357         80.15         671
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,838   665,253,358        100.00         7.483           351         80.90         629
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5,327
Maximum: 889,678
Average: 173,333
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                    Mortgage
                                                     Aggregate       Pool by      Weighted                    Weighted
                                                       Cut-off     Aggregate       Average      Weighted       Average
                                          Number          Date       Cut-off         Gross       Average      Original    Weighted
                                              of     Principal          Date      Interest     Remaining      Combined     Average
Original Terms                          Mortgage       Balance     Principal          Rate          Term           LTV        FICO
(Months)                                   Loans           ($)       Balance           (%)      (Months)           (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------
120                                            7       233,593          0.04         7.286           117         54.68         704
180                                          374    21,038,827          3.16         9.933           177         92.69         657
240                                           25     2,451,458          0.37         8.046           237         71.67         608
300                                            6       265,725          0.04        10.503           298         75.72         599
360                                        3,426   641,263,755         96.39         7.399           357         80.56         628
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,838   665,253,358        100.00         7.483           351         80.90         629
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 354
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offe to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

IXIS Real Estate Capital Trust                                    MORGAN STANLEY
2005-HE2
All records
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                    Mortgage
                                                     Aggregate       Pool by      Weighted                    Weighted
                                                       Cut-off     Aggregate       Average      Weighted       Average
                                          Number          Date       Cut-off         Gross       Average      Original    Weighted
                                              of     Principal          Date      Interest     Remaining      Combined     Average
Range of Remaining Terms                Mortgage       Balance     Principal          Rate          Term           LTV        FICO
(Months)                                   Loans           ($)       Balance           (%)      (Months)           (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------

61 - 120                                       7       233,593          0.04         7.286           117         54.68         704
121 - 180                                    374    21,038,827          3.16         9.933           177         92.69         657
181 - 240                                     25     2,451,458          0.37         8.046           237         71.67         608
241 - 300                                      6       265,725          0.04        10.503           298         75.72         599
301 - 360                                  3,426   641,263,755         96.39         7.399           357         80.56         628
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,838   665,253,358        100.00         7.483           351         80.90         629
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 112
Maximum: 360
Weighted Average: 351
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                    Mortgage
                                                     Aggregate       Pool by      Weighted                    Weighted
                                                       Cut-off     Aggregate       Average      Weighted       Average
                                          Number          Date       Cut-off         Gross       Average      Original    Weighted
                                              of     Principal          Date      Interest     Remaining      Combined     Average
Range of Original Combined              Mortgage       Balance     Principal          Rate          Term           LTV        FICO
LTV Ratios (%)                             Loans           ($)       Balance           (%)      (Months)           (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------
<=30.00                                       26     1,850,735          0.28         7.906           320         23.33         608
30.01 - 35.00                                 13     1,449,565          0.22         7.819           348         32.97         594
35.01 - 40.00                                 20     2,459,583          0.37         7.586           337         38.04         578
40.01 - 45.00                                 18     2,161,435          0.32         7.435           328         42.94         594
45.01 - 50.00                                 42     5,618,051          0.84         7.635           354         47.80         584
50.01 - 55.00                                 45     8,420,566          1.27         7.173           353         52.34         591
55.01 - 60.00                                 75    10,835,928          1.63         7.256           352         57.93         580
60.01 - 65.00                                129    23,752,436          3.57         7.563           352         63.25         586
65.01 - 70.00                                178    30,349,051          4.56         7.458           354         68.98         593
70.01 - 75.00                                256    46,462,530          6.98         7.657           355         73.85         587
75.01 - 80.00                              1,327   277,178,069         41.67         6.971           356         79.83         652
80.01 - 85.00                                397    68,907,402         10.36         7.697           355         84.56         596
85.01 - 90.00                                592   109,504,357         16.46         7.707           355         89.60         624
90.01 - 95.00                                263    41,019,843          6.17         8.209           351         94.75         635
95.01 - 100.00                               457    35,283,807          5.30         9.358           280         99.90         668
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,838   665,253,358        100.00         7.483           351         80.90         629
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.80
Maximum: 100.00
Weighted Average: 80.90
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offe to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

IXIS Real Estate Capital Trust                                    MORGAN STANLEY
2005-HE2
All records
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                    Mortgage
                                                     Aggregate       Pool by      Weighted                    Weighted
                                                       Cut-off     Aggregate       Average      Weighted       Average
                                          Number          Date       Cut-off         Gross       Average      Original    Weighted
                                              of     Principal          Date      Interest     Remaining      Combined     Average
                                        Mortgage       Balance     Principal          Rate          Term           LTV        FICO
Range of Gross Margins (%)                 Loans           ($)       Balance           (%)      (Months)           (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                             736    70,625,985         10.62         8.169           298         81.87         645
<=5.000                                      220    45,265,797          6.80         6.801           357         82.25         650
5.001 - 5.500                                251    56,488,255          8.49         6.868           357         81.19         651
5.501 - 6.000                                849   175,480,583         26.38         7.021           357         81.46         630
6.001 - 6.500                                493   105,094,183         15.80         7.207           357         80.38         630
6.501 - 7.000                                453   102,472,101         15.40         7.362           357         78.94         623
7.001 - 7.500                                203    39,293,569          5.91         7.654           357         78.83         630
7.501 - 8.000                                118    17,455,340          2.62         8.490           358         82.58         610
8.001 - 8.500                                107    13,585,267          2.04         8.985           358         82.72         598
8.501 - 9.000                                134    15,637,272          2.35         9.551           358         82.14         579
>=9.001                                      274    23,855,006          3.59        10.098           358         81.65         559
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,838   665,253,358        100.00         7.483           351         80.90         629
----------------------------------------------------------------------------------------------------------------------------------
Non Fixed Rate Minimum: 3.500
Maximum: 10.990
Non Fixed Rate Weighted Average: 6.408
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                    Mortgage
                                                     Aggregate       Pool by      Weighted                    Weighted
                                                       Cut-off     Aggregate       Average      Weighted       Average
                                          Number          Date       Cut-off         Gross       Average      Original    Weighted
                                              of     Principal          Date      Interest     Remaining      Combined     Average
                                        Mortgage       Balance     Principal          Rate          Term           LTV        FICO
Range of Minimum Mortgage Rates (%)        Loans           ($)       Balance           (%)      (Months)           (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                             736    70,625,985         10.62         8.169           298         81.87         645
<=5.000                                        8     2,157,500          0.32         5.661           355         80.32         675
5.001 - 5.500                                 31     8,099,974          1.22         5.418           357         77.01         655
5.501 - 6.000                                182    46,831,564          7.04         5.854           357         77.42         658
6.001 - 6.500                                340    85,559,171         12.86         6.326           357         79.56         662
6.501 - 7.000                                586   139,224,804         20.93         6.801           357         80.02         648
7.001 - 7.500                                390    80,536,801         12.11         7.300           357         81.63         633
7.501 - 8.000                                445    84,216,608         12.66         7.798           357         81.73         608
8.001 - 8.500                                276    45,320,365          6.81         8.282           357         84.00         595
8.501 - 9.000                                260    39,824,988          5.99         8.798           358         82.17         585
9.001 - 9.500                                160    22,869,037          3.44         9.269           358         81.66         582
9.501 - 10.000                               249    24,828,782          3.73         9.802           358         82.90         570
10.001 - 10.500                              143    12,325,508          1.85        10.261           358         79.91         550
10.501 - 11.000                               28     2,542,055          0.38        10.681           357         78.04         546
11.001 - 11.500                                2        94,088          0.01        11.383           355         79.40         570
11.501 - 12.000                                2       196,126          0.03        11.588           358         67.47         516
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,838   665,253,358        100.00         7.483           351         80.90         629
----------------------------------------------------------------------------------------------------------------------------------
Non Fixed Rate Minimum: 3.975
Maximum: 11.700
Non Fixed Rate Weighted Average: 7.397
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offe to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

IXIS Real Estate Capital Trust                                    MORGAN STANLEY
2005-HE2
All records
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                    Mortgage
                                                     Aggregate       Pool by      Weighted                    Weighted
                                                       Cut-off     Aggregate       Average      Weighted       Average
                                          Number          Date       Cut-off         Gross       Average      Original    Weighted
                                              of     Principal          Date      Interest     Remaining      Combined     Average
                                        Mortgage       Balance     Principal          Rate          Term           LTV        FICO
Range of Maximum Loan Rates (%)            Loans           ($)       Balance           (%)      (Months)           (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                             736    70,625,985         10.62         8.169           298         81.87         645
<=13.000                                     601   149,554,030         22.48         6.296           357         78.12         661
13.001 - 13.500                              363    86,137,299         12.95         6.746           357         81.25         645
13.501 - 14.000                              526   117,986,535         17.74         7.109           357         80.61         631
14.001 - 14.500                              336    62,830,211          9.44         7.582           357         81.24         619
14.501 - 15.000                              398    68,070,957         10.23         8.067           357         82.22         606
15.001 - 15.500                              269    40,553,481          6.10         8.624           357         84.10         592
15.501 - 16.000                              341    40,744,024          6.12         9.302           358         83.40         574
16.001 - 16.500                              188    20,409,483          3.07         9.825           358         81.11         565
16.501 - 17.000                               63     6,541,646          0.98        10.041           357         82.48         568
17.001 - 17.500                                9       976,917          0.15        10.319           356         78.39         535
17.501 - 18.000                                6       626,664          0.09        10.787           356         76.94         533
18.501 - 19.000                                2       196,126          0.03        11.588           358         67.47         516
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,838   665,253,358        100.00         7.483           351         80.90         629
----------------------------------------------------------------------------------------------------------------------------------
Non Fixed Rate Minimum: 9.990
Maximum: 18.700
Non Fixed Rate Weighted Average: 13.938
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                    Mortgage
                                                     Aggregate       Pool by      Weighted                    Weighted
                                                       Cut-off     Aggregate       Average      Weighted       Average
                                          Number          Date       Cut-off         Gross       Average      Original    Weighted
                                              of     Principal          Date      Interest     Remaining      Combined     Average
                                        Mortgage       Balance     Principal          Rate          Term           LTV        FICO
Initial Periodic Cap (%)                   Loans           ($)       Balance           (%)      (Months)           (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                             736    70,625,985         10.62         8.169           298         81.87         645
1.000                                        312    63,108,046          9.49         7.134           356         80.61         618
1.500                                        738   149,318,597         22.45         7.199           357         81.88         628
2.000                                        201    43,941,117          6.61         6.888           357         79.91         633
3.000                                      1,849   337,802,141         50.78         7.608           357         80.44         627
6.000                                          2       457,473          0.07         6.794           351         80.00         688
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,838   665,253,358        100.00         7.483           351         80.90         629
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000
Maximum: 6.000
Weighted Average: 2.339
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offe to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

IXIS Real Estate Capital Trust                                    MORGAN STANLEY
2005-HE2
All records
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                    Mortgage
                                                     Aggregate       Pool by      Weighted                    Weighted
                                                       Cut-off     Aggregate       Average      Weighted       Average
                                          Number          Date       Cut-off         Gross       Average      Original    Weighted
                                              of     Principal          Date      Interest     Remaining      Combined     Average
                                        Mortgage       Balance     Principal          Rate          Term           LTV        FICO
Subsequent Periodic Cap (%)                Loans           ($)       Balance           (%)      (Months)           (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                             736    70,625,985         10.62         8.169           298         81.87         645
1.000                                      2,181   404,606,281         60.82         7.488           357         80.72         630
1.500                                        770   153,997,131         23.15         7.223           357         81.54         625
2.000                                        149    35,792,928          5.38         7.192           356         78.23         603
2.500                                          1       153,000          0.02         6.750           357         90.00         559
3.000                                          1        78,033          0.01         7.990           355         90.00         737
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,838   665,253,358        100.00         7.483           351         80.90         629
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000
Maximum: 3.000
Weighted Average: 1.190
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offe to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

IXIS Real Estate Capital Trust                                    MORGAN STANLEY
2005-HE2
All records
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                    Mortgage
                                                     Aggregate       Pool by      Weighted                    Weighted
                                                       Cut-off     Aggregate       Average      Weighted       Average
                                          Number          Date       Cut-off         Gross       Average      Original    Weighted
                                              of     Principal          Date      Interest     Remaining      Combined     Average
                                        Mortgage       Balance     Principal          Rate          Term           LTV        FICO
Next Rate Adjustment Dates                 Loans           ($)       Balance           (%)      (Months)           (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                                   736    70,625,985         10.62         8.169           298         81.87         645
June 2005                                      2       428,896          0.06         9.144           355         84.11         627
September 2005                                 1       298,507          0.04         6.990           358         88.46         715
December 2005                                  1        52,904          0.01         7.590           355         90.00         605
March 2006                                     2       726,568          0.11         7.061           358         72.21         579
April 2006                                     1        68,835          0.01         9.500           347         70.00         526
June 2006                                      3       698,029          0.10         6.865           349         89.95         614
July 2006                                     10     2,377,568          0.36         7.151           350         93.62         646
August 2006                                   45     8,912,989          1.34         7.162           351         84.00         645
September 2006                                41     8,343,826          1.25         7.296           352         81.76         618
October 2006                                  97    17,886,279          2.69         7.406           353         81.80         615
November 2006                                114    23,017,995          3.46         7.457           354         80.31         627
December 2006                                114    22,684,852          3.41         7.355           355         81.37         633
January 2007                                 241    49,717,635          7.47         7.248           356         80.96         639
February 2007                                664   126,459,160         19.01         7.460           357         81.31         619
March 2007                                 1,092   203,962,679         30.66         7.400           358         79.90         624
April 2007                                   441    82,662,689         12.43         7.709           359         81.31         631
May 2007                                       5     1,087,653          0.16         7.523           360         84.62         664
June 2007                                      2       487,615          0.07         5.437           349         79.74         663
July 2007                                      1       171,999          0.03         8.750           350        100.00         610
August 2007                                    7     1,615,045          0.24         6.587           351         81.87         663
September 2007                                 3       389,716          0.06         5.902           352         75.87         678
October 2007                                   3     1,166,638          0.18         7.131           353         82.65         629
November 2007                                 11     2,301,583          0.35         6.656           354         77.79         674
December 2007                                 21     4,296,051          0.65         7.222           355         80.95         623
January 2008                                  20     5,254,833          0.79         6.826           356         79.86         659
February 2008                                 36     5,926,942          0.89         6.814           357         80.00         638
March 2008                                    75    13,819,684          2.08         6.999           358         78.13         620
April 2008                                    21     4,426,259          0.67         6.892           359         82.09         649
May 2008                                       1       176,250          0.03         9.700           360         75.00         530
August 2009                                    1       233,800          0.04         6.000           351         70.00         662
September 2009                                 1       155,201          0.02         8.350           352         80.00         612
October 2009                                   1       151,061          0.02         6.875           353         80.00         752
December 2009                                  2       276,809          0.04         7.063           355         85.00         602
January 2010                                   4       958,542          0.14         6.463           356         69.66         622
March 2010                                    17     3,273,020          0.49         7.030           358         86.95         663
April 2010                                     1       159,258          0.02         6.575           359         76.09         639
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,838   665,253,358        100.00         7.483           351         80.90         629
----------------------------------------------------------------------------------------------------------------------------------
Non Fixed Rate Weighted Average: March 2007
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offe to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

IXIS Real Estate Capital Trust                                    MORGAN STANLEY
2005-HE2
All records
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                    Mortgage
                                                     Aggregate       Pool by      Weighted                    Weighted
                                                       Cut-off     Aggregate       Average      Weighted       Average
                                          Number          Date       Cut-off         Gross       Average      Original    Weighted
                                              of     Principal          Date      Interest     Remaining      Combined     Average
Geographic Distribution of              Mortgage       Balance     Principal          Rate          Term           LTV        FICO
Mortgaged Properties                       Loans           ($)       Balance           (%)      (Months)           (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------
California                                 1,003   255,442,123         38.40         6.971           349         78.94         641
Florida                                      754   114,361,615         17.19         7.661           351         82.16         626
Illinois                                     159    27,702,085          4.16         7.590           353         83.68         628
Nevada                                        92    21,608,835          3.25         7.547           357         80.78         626
New York                                      98    21,207,203          3.19         7.600           355         79.71         630
Virginia                                      99    18,791,737          2.82         7.497           352         81.06         615
Texas                                        179    18,559,837          2.79         7.804           343         83.21         628
Colorado                                      79    14,163,511          2.13         7.360           349         83.00         633
Arizona                                       95    13,609,282          2.05         7.634           353         81.07         626
Maryland                                      69    12,368,681          1.86         7.559           355         79.84         608
Washington                                    71    12,188,067          1.83         7.210           350         82.81         636
New Jersey                                    56    10,640,938          1.60         7.993           355         76.77         623
Michigan                                      91    10,117,169          1.52         8.410           354         84.39         602
Georgia                                       80     9,977,968          1.50         8.770           355         81.36         601
Oregon                                        56     8,851,158          1.33         7.276           346         80.50         617
Other                                        857    95,663,150         14.38         8.252           352         83.27         610
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,838   665,253,358        100.00         7.483           351         80.90         629
----------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 50
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                    Mortgage
                                                     Aggregate       Pool by      Weighted                    Weighted
                                                       Cut-off     Aggregate       Average      Weighted       Average
                                          Number          Date       Cut-off         Gross       Average      Original    Weighted
                                              of     Principal          Date      Interest     Remaining      Combined     Average
                                        Mortgage       Balance     Principal          Rate          Term           LTV        FICO
Occupancy Type                             Loans           ($)       Balance           (%)      (Months)           (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------
Primary                                    3,622   635,865,169         95.58         7.466           351         80.89         627
Non-Owner Occupied                           185    25,633,882          3.85         7.779           356         80.65         659
Second Home                                   31     3,754,307          0.56         8.323           356         83.59         657
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,838   665,253,358        100.00         7.483           351         80.90         629
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                    Mortgage
                                                     Aggregate       Pool by      Weighted                    Weighted
                                                       Cut-off     Aggregate       Average      Weighted       Average
                                          Number          Date       Cut-off         Gross       Average      Original    Weighted
                                              of     Principal          Date      Interest     Remaining      Combined     Average
                                        Mortgage       Balance     Principal          Rate          Term           LTV        FICO
Property Type                              Loans           ($)       Balance           (%)      (Months)           (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                    3,007   500,217,953         75.19         7.523           351         80.76         624
Planned Unit Development                     387    81,627,459         12.27         7.335           352         81.89         635
Condominium                                  267    43,409,021          6.53         7.318           349         81.86         656
2-4 Family                                   173    39,442,032          5.93         7.453           351         79.64         642
Manufactured Housing                           4       556,894          0.08         7.642           357         77.42         641
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,838   665,253,358        100.00         7.483           351         80.90         629
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offe to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

IXIS Real Estate Capital Trust                                    MORGAN STANLEY
2005-HE2
All records
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                    Mortgage
                                                     Aggregate       Pool by      Weighted                    Weighted
                                                       Cut-off     Aggregate       Average      Weighted       Average
                                          Number          Date       Cut-off         Gross       Average      Original    Weighted
                                              of     Principal          Date      Interest     Remaining      Combined     Average
                                        Mortgage       Balance     Principal          Rate          Term           LTV        FICO
Loan Purpose                               Loans           ($)       Balance           (%)      (Months)           (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                        2,116   361,095,559         54.28         7.640           353         78.91         604
Purchase                                   1,571   279,819,032         42.06         7.272           348         83.66         663
Refinance - Rate/Term                        151    24,338,768          3.66         7.574           348         78.64         608
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,838   665,253,358        100.00         7.483           351         80.90         629
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                    Mortgage
                                                     Aggregate       Pool by      Weighted                    Weighted
                                                       Cut-off     Aggregate       Average      Weighted       Average
                                          Number          Date       Cut-off         Gross       Average      Original    Weighted
                                              of     Principal          Date      Interest     Remaining      Combined     Average
                                        Mortgage       Balance     Principal          Rate          Term           LTV        FICO
Documentation Level                        Loans           ($)       Balance           (%)      (Months)           (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                       1,770   348,616,234         52.40         7.457           350         80.25         647
Full Documentation                         1,929   293,348,869         44.10         7.523           352         81.66         608
Limited/Alternate Documentation              139    23,288,256          3.50         7.365           351         81.05         609
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,838   665,253,358        100.00         7.483           351         80.90         629
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                    Mortgage
                                                     Aggregate       Pool by      Weighted                    Weighted
                                                       Cut-off     Aggregate       Average      Weighted       Average
                                          Number          Date       Cut-off         Gross       Average      Original    Weighted
                                              of     Principal          Date      Interest     Remaining      Combined     Average
                                        Mortgage       Balance     Principal          Rate          Term           LTV        FICO
Prepayment Penalty Term                    Loans           ($)       Balance           (%)      (Months)           (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty                        609    91,386,519         13.74         7.944           346         81.49         627
6 Months                                       7       985,565          0.15         7.806           357         81.10         619
12 Months                                    143    36,331,493          5.46         7.389           353         80.16         633
18 Months                                      5       755,266          0.11         6.719           358         82.43         626
24 Months                                  2,509   447,977,083         67.34         7.448           353         81.33         628
30 Months                                      1       131,733          0.02         7.750           358         80.00         636
36 Months                                    491    76,685,050         11.53         7.226           343         77.78         635
42 Months                                      1       224,883          0.03         9.250           359         90.00         579
48 Months                                      1       445,637          0.07         7.900           358         85.00         606
60 Months                                     71    10,330,128          1.55         7.115           347         82.47         633
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,838   665,253,358        100.00         7.483           351         80.90         629
----------------------------------------------------------------------------------------------------------------------------------
Percent w PPP: 86.26
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offe to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

IXIS Real Estate Capital Trust                                    MORGAN STANLEY
2005-HE2
All records
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                    Mortgage
                                                     Aggregate       Pool by      Weighted                    Weighted
                                                       Cut-off     Aggregate       Average      Weighted       Average
                                          Number          Date       Cut-off         Gross       Average      Original    Weighted
                                              of     Principal          Date      Interest     Remaining      Combined     Average
                                        Mortgage       Balance     Principal          Rate          Term           LTV        FICO
Range of Credit Scores                     Loans           ($)       Balance           (%)      (Months)           (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------
500 - 525                                    286    43,306,492          6.51         8.576           356         74.48         513
526 - 550                                    353    53,867,172          8.10         8.387           354         75.89         538
551 - 575                                    358    56,234,009          8.45         8.062           353         78.62         562
576 - 600                                    449    69,387,552         10.43         7.785           353         81.13         589
601 - 625                                    533    92,541,564         13.91         7.386           352         82.15         613
626 - 650                                    566    98,906,171         14.87         7.273           349         81.62         639
651 - 675                                    479    87,518,937         13.16         7.170           348         82.89         662
676 - 700                                    322    64,495,675          9.69         6.940           347         82.13         688
701 - 725                                    238    50,394,037          7.58         6.940           351         83.81         712
726 - 750                                    142    26,902,718          4.04         6.918           345         83.22         737
751 - 775                                     79    15,754,124          2.37         6.780           348         80.63         759
776 - 800                                     28     5,170,998          0.78         6.739           349         82.19         784
Above 800                                      5       773,910          0.12         7.418           348         89.81         810
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,838   665,253,358        100.00         7.483           351         80.90         629
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 811
Weighted Average: 629
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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of future results.  Price and availability are subject to change without notice.
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any securities discussed herein supercedes all prior information  regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

================================================================================
MORGAN STANLEY                              [LOGO]               APRIL 25, 2005
Securitized Products Group              MORGAN STANLEY
================================================================================

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                                      -27-